Monthly Certificateholder Statement
                         FASCO Auto Grantor Trust 1996-1
                         6.65% Asset-Backed Certificates
                                     Revised

Distribution Date                                                       5/15/98
Collection Period                                                          4/98

     Under the Pooling and Servicing Agreement dated as of June 28, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,167,527.96

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $225,774.22

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $1,941,753.74

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $25.66

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $2.67

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $22.99

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $120,066.52

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $17,868.95

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $102,197.57

           (j)      Scheduled Payments due in such Collection Period                                   $1,695,241.72

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,606,860.18

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $42,885,487.06

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $40,841,535.74

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9523393

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                      $90,898.72

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $2,859.03

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.08

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.03

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $24,114.63

           (b)      Distributions (to) from Collection Account                                             $2,231.19
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                      $87.41

           (d)      Ending Payahead Account Balance                                                       $26,433.23

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $6,126,230.36
                           Spread Account Balance                                                      $6,126,230.36

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($313,775.99)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $11,316.51

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $375,369.17

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                129
                           Aggregate Gross Amount                                                      $1,327,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                137
                           Aggregate Gross Amount                                                      $1,452,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          5.96%

           (b)      Average Delinquency Ratio                                                                  6.12%

           (c)      Cumulative Default Ratio                                                                  15.56%

           (d)      Cumulative Net Loss Ratio                                                                 10.85%

           (e)      Is a Portfolio Performance Test violation continuing?                                        Yes

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
FASCO Auto Grantor Trust 1996-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,486,634.99
     Lock Box NSF Items:                                                                                  (39,746.42)
     Transfers from (to) Payahead Account:                                                                 (2,231.19)
     Collection Account Interest                                                                            9,378.63
     Payahead Account Interest                                                                                 87.41
     Total Collection Proceeds:                                                                         2,454,123.42
     For Distribution Date:                                                                                  5/15/98
     For Determination Date:                                                                                  5/8/98
     For Collection Period:                                                                                     4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 42,885,487.06
                                  Principal portion of payments collected (non-prepayments)                              891,773.00
                                  Prepayments in full allocable to principal                                             621,601.00
                           Collections allocable to principal                                           1,513,374.00
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    155,208.13
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,668,582.13

                    Realized Losses                                                                       375,369.17
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    40,841,535.76

           Interest
                           Collections allocable to interest                                              715,087.18
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       70,454.11
                                                                                                  -------------------
                    Total Interest                                                                        785,541.29

     Certificate Information
           Beginning of Period Class A Principal Balance                                               40,741,212.71
           Beginning of Period Class B Principal Balance                                                2,144,274.34

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,440,006.35
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,422.91
           Aggregate Payahead Balance                                                                      26,345.82
           Aggregate Payahead Balance for preceding Distribution Date                                      24,114.63
           Interest Earned on Payahead Balances                                                                87.41
           Scheduled Payments due in Collection Period                                                  1,695,241.72
           Scheduled Payments collected in Collection Period                                            1,606,860.18
           Aggregate Amount of Realized Losses for preceding Distribution Date                            375,369.17

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   584.38
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                Aggregate Gross
                                                                Amount
                                        # of Receivables    of Receivables
                                        ----------------    --------------
           31 - 59 days delinquent               129        1,327,000.00
           60+ days delinquent                   137        1,452,000.00

     Purchased Receivables                                     Aggregate
                                                             Purchase Amt
                                        # of Receivables    of Receivables
                                        ----------------    --------------
                                                  0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          2,779,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     390,685.71

           Delinquency Ratio for second preceding Determination Date                                           5.94%
           Delinquency Ratio for third preceding Determination Date                                            6.47%

           Cumulative Defaults for preceding Determination Date                                        13,445,446.78

           Cumulative Net Losses for preceding Determination Date                                       9,337,489.06

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             Y
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,228,461.18
                           Liquidation Proceeds                                                           155,208.13
                           Recoveries                                                                      70,454.11
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,454,123.42

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      891,773.00
                           Prepayments in full allocable to principal                                     621,601.00
                           Principal Balance of Liquidated Receivables                                    530,577.30
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,043,951.30

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,043,951.30
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        1,941,753.74
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              1,941,753.74

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          40,741,212.71
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 225,774.22

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,043,951.30
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                102,197.57

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,144,274.34
                    Multiplied by Certificate Pass-Through Rate                                               10.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         17,868.95

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,454,123.42
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,167,527.96
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                17,868.95
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                102,197.57
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,120.45
                    Standby Servicer distributions                                                          2,859.03
                    Servicer distributions                                                                 90,898.72
                    Collateral Agent distributions                                                            536.07
                    Reimbursement Obligations                                                              11,316.51
                                                                                                  -------------------
                                                                                                           59,798.17

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use        Source     act distributed  Source
                                                                                    ---        ------     ---------------  ------
(i)      Standby Fee                                                              2,859.03  2,454,123.42      2,859.03 2,454,123.42
         Servicing Fee (2.0%)                                                    71,475.81  2,451,264.39     71,475.81         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   19,422.91  2,379,788.58     19,422.91         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  2,360,365.67          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  2,360,365.67          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  2,360,365.67          0.00
(iii)    Trustee Fee                                                                536.07  2,360,365.67        536.07
         Trustee's out-of-pocket expenses                                           584.38  2,359,829.60        584.38
         Unpaid Trustee Fee from prior Collection Periods                             0.00  2,359,245.22          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods        0.00  2,359,245.22          0.00
(iv)     Collateral Agent Fee                                                       536.07  2,359,245.22        536.07
         Collateral Agent Expenses                                                    0.00  2,358,709.15          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  2,358,709.15          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  2,358,709.15          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                  225,774.22  2,358,709.15    225,774.22
         Prior Month(s) Class A Carryover Shortfall                                   0.00  2,132,934.93          0.00
         Class A Interest Carryover Shortfall                                         0.00  2,132,934.93          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,132,934.93          0.00
         Current Month Class A Interest Carryover Shortfall                           0.00  2,132,934.93          0.00
         Class A Interest Distributable Amount                                  225,774.22  2,132,934.93    225,774.22
(viii)(A)Class B Coupon Interest - Unadjusted                                    17,868.95  1,907,160.71     17,868.95
         Class B Interest Carryover Shortfall - Previous Month(s)                     0.00  1,889,291.76          0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00  1,889,291.76          0.00
         Interest on Interest Carryover from Prior Months                             0.00  1,889,291.76          0.00
         Current Month Class B Interest Shortfall                                     0.00  1,889,291.76          0.00
         Adjusted Class B Interest Distributable Amount                          17,868.95  1,889,291.76     17,868.95
(v) (B)  Class A Principal Distributable Amount - Current Month               1,941,753.74  1,871,422.81  1,871,422.81   512,369.68
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class A Principal Shortfall                                    0.00          0.00          0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount                                1,941,753.74          0.00          0.00         0.00
(vi)     Certificate Insurer Premium                                             11,316.51          0.00          0.00
         Certificate Insurer Premium Supplement                                       0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                       0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                    0.00          0.00          0.00
         Class B Principal Distributable Amount - Current Month Unadjusted      102,197.57          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class B Principal Shortfall                                    0.00          0.00          0.00
         Adjusted Class B Principal Distributable Amount                        102,197.57          0.00          0.00
         Excess Interest Amount for Deposit in Spread Account                    59,798.17          0.00          0.00
                                                                                                    0.00          0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               40,741,212.71
                    Class A Principal Distributions                                                     1,941,753.74
           Class A End of Period Principal Balance                                                     38,799,458.97

           Class B Beginning of Period Principal Balance                                                2,144,274.34
                    Class B Principal Distributable Amount                                                102,197.57
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,042,076.78
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,042,076.77

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,454,123.42
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   321,188.49
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,132,934.93

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,132,934.93
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    17,868.95
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,115,065.98

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,115,065.98
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 1,941,753.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         173,312.24

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    173,312.24
     (vi)  Certificate Insurer Premium                                                                     11,316.51
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     161,995.74

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     161,995.74
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        102,197.57
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 59,798.17
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               59,798.17
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              2,779,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 2,779,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   46,635,942.15
                    Delinquency Ratio                                                                          5.96%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                5.96%
                           Delinquency Ratio for second preceding Determination Date                           5.94%
                           Delinquency Ratio for third preceding Determination Date                            6.47%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.12%          6.12%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                13,445,446.78
                                  Current Period Defaulted Receivables                                    390,685.71
                                                                                                  -------------------
                                  Total                                                                13,836,132.49

                                  Cumulative Defaulted Receivables                                     13,836,132.49
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Default Ratio                                                                  15.56%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         530,577.30

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (225,662.24)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  304,915.06
                                  Cumulative Previous Net Losses                                        9,337,489.06
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 9,642,404.12
                                  Original Pool Balance                                                88,900,750.37

                    Cumulative Net Loss Ratio                                                                 10.85%

Additional Pool Information:
           Weighted Average Original Term                                                                      54.67
           Weighted Average Remaining Term                                                                     33.17
           Weighted Average Annual Percentage Rate                                                            20.38%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,084,153.57
                           15% of Outstanding Certificate Balance                                                      6,126,230.36
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            Y
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          6,126,230.36

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,667,022.51
                           Outstanding Certificate Balance                                                            40,841,535.74
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,667,022.51

           Required Spread Account Amount                                                               6,126,230.36
           Beginning of Period Spread Account Balance                                                   6,440,006.35
           Spread Account Deposit (Withdrawal) from Current Distributions                                  59,798.17
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (1,815.36)
           Required addition to/(eligible withdrawal from) Spread Account                                (371,758.80)
           Earnings on Spread Account Balance                                                              31,785.60
           Amount of Spread Account deposit (withdrawal)                                                 (403,544.40)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (403,544.40)
           Ending Spread Account Balance                                                                6,126,230.36


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                    CONSUMER PORTFOLIO SERVICES, INC.

           By:
                    -------------------------------------------------------

           Name:                        James L. Stock
                    -------------------------------------------------------
           Title:                       Vice President
                    -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-2
                         6.70% Asset-Backed Certificates


Distribution Date                                                       5/15/98
Collection Period                                                          4/98

     Under the Pooling and Servicing Agreement dated as of September 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,299,859.80

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $276,225.29

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,023,634.51

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $26.28

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.16

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $23.12

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $131,026.69

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $24,519.61

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $106,507.08

           (j)      Scheduled Payments due in such Collection Period                                   $1,890,568.03

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,822,064.04

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $52,077,038.24

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $49,946,896.62

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9590963

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $101,617.75

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $3,471.80

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.16

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.04

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $27,251.99

           (b)      Distributions (to) from Collection Account                                             $3,068.20
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $100.78

           (d)      Ending Payahead Account Balance                                                       $30,420.97

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $4,994,689.66
                           Spread Account Balance                                                      $4,994,689.66

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($226,949.34)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $13,839.45

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $442,570.18

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                154
                           Aggregate Gross Amount                                                      $1,835,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                187
                           Aggregate Gross Amount                                                      $2,298,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.12%

           (b)      Average Delinquency Ratio                                                                  7.07%

           (c)      Cumulative Default Ratio                                                                  13.99%

           (d)      Cumulative Net Loss Ratio                                                                  8.91%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,657,728.19
     Lock Box NSF Items:                                                                                  (48,648.88)
     Transfers from (to) Payahead Account:                                                                 (3,068.20)
     Collection Account Interest                                                                           10,127.20
     Payahead Account Interest                                                                                100.78
     Total Collection Proceeds:                                                                         2,616,239.09
     For Distribution Date:                                                                                  5/15/98
     For Determination Date:                                                                                  5/8/98
     For Collection Period:                                                                                     4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 52,077,038.24
                                  Principal portion of payments collected (non-prepayments)                              959,937.97
                                  Prepayments in full allocable to principal                                             566,650.00
                           Collections allocable to principal                                           1,526,587.97
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    160,983.44
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,687,571.41

                    Realized Losses                                                                       442,570.18
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    49,946,896.65

           Interest
                           Collections allocable to interest                                              862,126.07
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       66,541.61
                                                                                                  -------------------
                    Total Interest                                                                        928,667.68

     Certificate Information
           Beginning of Period Class A Principal Balance                                               49,473,186.30
           Beginning of Period Class B Principal Balance                                                2,603,851.91

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   5,221,639.00
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           14,822.69
           Aggregate Payahead Balance                                                                      30,320.19
           Aggregate Payahead Balance for preceding Distribution Date                                      27,251.99
           Interest Earned on Payahead Balances                                                               100.78
           Scheduled Payments due in Collection Period                                                  1,890,568.03
           Scheduled Payments collected in Collection Period                                            1,822,064.04
           Aggregate Amount of Realized Losses for preceding Distribution Date                            442,570.18

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   698.54
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                           ----------------    --------------
           31 - 59 days delinquent                 154        1,835,000.00
           60+ days delinquent                     187        2,298,000.00

     Purchased Receivables                                        Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                        ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,133,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     575,467.60

           Delinquency Ratio for second preceding Determination Date                                           6.72%
           Delinquency Ratio for third preceding Determination Date                                            7.37%

           Cumulative Defaults for preceding Determination Date                                        12,308,908.04

           Cumulative Net Losses for preceding Determination Date                                       7,835,442.90

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,388,714.04
                           Liquidation Proceeds                                                           160,983.44
                           Recoveries                                                                      66,541.61
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,616,239.09

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      959,937.97
                           Prepayments in full allocable to principal                                     566,650.00
                           Principal Balance of Liquidated Receivables                                    603,553.62
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,130,141.59

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,130,141.59
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,023,634.51
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,023,634.51

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          49,473,186.30
                    Multiplied by Certificate Pass-Through Rate                                                6.70%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 276,225.29

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,130,141.59
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                106,507.08

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           2,603,851.91
                    Multiplied by Certificate Pass-Through Rate                                               11.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         24,519.61

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,616,239.09
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,299,859.80
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                24,519.61
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                106,507.08
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,349.50
                    Standby Servicer distributions                                                          3,471.80
                    Servicer distributions                                                                101,617.75
                    Collateral Agent distributions                                                            650.96
                    Reimbursement Obligations                                                              13,839.45
                                                                                                  -------------------
                                                                                                           64,423.14

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use     Source act distributed  Source
                                                                                     ---     -------  -------------  ------
(i)      Standby Fee                                                               3,471.80    0.00    0.00
         Servicing Fee (2.0%)                                                     86,795.06    0.00    0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)    14,822.69    0.00    0.00
         Unpaid Standby Fee from prior Collection Periods                              0.00    0.00    0.00       106,507.08
         Unpaid Servicing Fee from prior Collection Periods                            0.00    0.00    0.00             0.00
(ii)     Transition Expenses to Standby Servicer                                       0.00    0.00    0.00             0.00
(iii)    Trustee Fee                                                                 650.96    0.00    0.00
         Trustee's out-of-pocket expenses                                            698.54    0.00    0.00
         Unpaid Trustee Fee from prior Collection Periods                              0.00    0.00    0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods         0.00    0.00    0.00
(iv)     Collateral Agent Fee                                                        650.96    0.00    0.00
         Collateral Agent Expenses                                                     0.00    0.00    0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                    0.00    0.00    0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods                0.00    0.00    0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                   276,225.29    0.00    0.00
         Prior Month(s) Class A Carryover Shortfall                                    0.00    0.00    0.00
         Class A Interest Carryover Shortfall                                          0.00    0.00    0.00
         Interest on Interest Carryover from Prior Months                              0.00    0.00    0.00
         Current Month Class A Interest Carryover Shortfall                            0.00    0.00    0.00
         Class A Interest Distributable Amount                                   276,225.29    0.00    0.00
(viii)(A)Class B Coupon Interest - Unadjusted                                     24,519.61    0.00    0.00
         Class B Interest Carryover Shortfall - Previous Month(s)                      0.00    0.00    0.00       106,507.08
         Interest on B Interest Shortfall - Previous Month(s)                          0.00    0.00    0.00       106,507.08
         Interest on Interest Carryover from Prior Months                              0.00    0.00    0.00
         Current Month Class B Interest Shortfall                                      0.00    0.00    0.00
         Adjusted Class B Interest Distributable Amount                           24,519.61    0.00    0.00
(v) (B)  Class A Principal Distributable Amount - Current Month                2,023,634.51    0.00    0.00
         Class A Principal Carryover Shortfall - Previous Month(s)                     0.00    0.00    0.00
         Current Month Class A Principal Shortfall                                     0.00    0.00    0.00
         Withdrawl from Spread Account to Cover Shortfall                              0.00
         Class A Principal Distribution Amount                                 2,023,634.51    0.00    0.00
(vi)     Certificate Insurer Premium                                              13,839.45    0.00    0.00
         Certificate Insurer Premium Supplement                                        0.00    0.00    0.00
         Other Reimbursement Obligations to Certificate Insurer                        0.00    0.00    0.00
(vii)    Transition Expenses to successor Servicer                                     0.00    0.00    0.00
         Class B Principal Distributable Amount - Current Month Unadjusted       106,507.08    0.00    0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                     0.00    0.00    0.00
         Current Month Class B Principal Shortfall                                     0.00    0.00    0.00
         Adjusted Class B Principal Distributable Amount                         106,507.08    0.00    0.00
         Excess Interest Amount for Deposit in Spread Account                     64,423.14    0.00    0.00
                                                                                               0.00    0.00


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               49,473,186.30
                    Class A Principal Distributions                                                    2,023,634.51
           Class A End of Period Principal Balance                                                     47,449,551.79

           Class B Beginning of Period Principal Balance                                                2,603,851.91
                    Class B Principal Distributable Amount                                                106,507.08
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  2,497,344.83
                    Withdrawl from Spread Account to Cover B Shortfalls                                         0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,497,344.83

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,616,239.09
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   383,315.30
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,232,923.79

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,232,923.79
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    24,519.61
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,208,404.18

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,208,404.18
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,023,634.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                    0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                       NO
           Amount Remaining for Further Distribution/(Deficiency)                                         184,769.67

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    184,769.67
     (vi)  Certificate Insurer Premium                                                                     13,839.45
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency  Amount                                                                                   0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                               0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                           NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     170,930.22

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     170,930.22
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        106,507.08
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                 64,423.14
           Withdrawl from Spread Account to B PieceCover  Shortfalls                                            0.00
           Adjusted  Amount  Remaining for Further Distribution/(Deficiency)                               64,423.14
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,133,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 4,133,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   58,031,240.86
                    Delinquency Ratio                                                                          7.12%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.12%
                           Delinquency Ratio for second preceding Determination Date                           6.72%
                           Delinquency Ratio for third preceding Determination Date                            7.37%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.07%       7.07%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                12,308,908.04
                                  Current Period Defaulted Receivables                                    575,467.60
                                                                                                  -------------------
                                  Total                                                                12,884,375.64

                                  Cumulative Defaulted Receivables                                     12,884,375.64
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Default Ratio                                                                  13.99%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                         603,553.62

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (227,525.05)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  376,028.57
                                  Cumulative Previous Net Losses                                        7,835,442.90
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 8,211,471.47
                                  Original Pool Balance                                                92,129,299.54

                    Cumulative Net Loss Ratio                                                                  8.91%

Additional Pool Information:
           Weighted Average Original Term                                                                      55.54
           Weighted Average Remaining Term                                                                     37.02
           Weighted Average Annual Percentage Rate                                                            20.49%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      4,994,689.66
                           15% of Outstanding Certificate Balance                                                      7,492,034.49
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     -------------
                    Cap Amount                                                                          4,994,689.66

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,763,878.99
                           Outstanding Certificate Balance                                                            49,946,896.62
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     -------------
                    Floor Amount                                                                        2,763,878.99

           Required Spread Account Amount                                                               4,994,689.66
           Beginning of Period Spread Account Balance                                                   5,221,639.00
           Spread Account Deposit (Withdrawal) from Current Distributions                                  64,423.14
           Transfer (to) from Cross-Collateralized Spread Accounts                                         (1,419.70)
           Required addition to/(eligible withdrawal from) Spread Account                                (289,952.78)
           Earnings on Spread Account Balance                                                              25,638.94
           Amount of Spread Account deposit (withdrawal)                                                 (315,591.72)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                  0.00
           Net Spread Account Withdrawl to Seller                                                        (315,591.72)
           Ending Spread Account Balance                                                                4,994,689.66



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                     CONSUMER PORTFOLIO SERVICES, INC.

            By:
                     -------------------------------------------------------

            Name:                        James L. Stock
                     -------------------------------------------------------
            Title:                       Vice President
                     -------------------------------------------------------

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1996-3
                         6.30% Asset-Backed Certificates


Distribution Date                                                       5/15/98
Collection Period                                                          4/98

     Under the Pooling and Servicing Agreement dated as of December 19, 1996 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $2,813,873.27

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $304,954.36

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,508,918.91

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $31.90

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.46

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $28.44

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $157,907.06

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $25,858.70

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $132,048.36

           (j)      Scheduled Payments due in such Collection Period                                   $2,071,784.47

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $1,972,028.17

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $61,143,731.88

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $58,634,812.96

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9589669

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $121,388.32

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,076.25

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.38

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $31,317.27

           (b)      Distributions (to) from Collection Account                                            ($2,673.23)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $112.43

           (d)      Ending Payahead Account Balance                                                       $28,756.47

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $5,863,481.30
                           Spread Account Balance                                                      $5,863,481.30

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($257,818.48)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $16,210.14

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $780,515.68

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                154
                           Aggregate Gross Amount                                                      $1,965,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                212
                           Aggregate Gross Amount                                                      $2,795,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.96%

           (b)      Average Delinquency Ratio                                                                  7.13%

           (c)      Cumulative Default Ratio                                                                  11.21%

           (d)      Cumulative Net Loss Ratio                                                                  7.51%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1996-3
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         2,932,699.29
     Lock Box NSF Items:                                                                                  (54,851.25)
     Transfers from (to) Payahead Account:                                                                  2,673.23
     Collection Account Interest                                                                           11,185.70
     Payahead Account Interest                                                                                112.43
     Total Collection Proceeds:                                                                         2,891,819.40
     For Distribution Date:                                                                                  5/15/98
     For Determination Date:                                                                                  5/8/98
     For Collection Period:                                                                                     4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 61,143,731.88
                                  Principal portion of payments collected (non-prepayments)                            1,021,094.13
                                  Prepayments in full allocable to principal                                             559,941.00
                           Collections allocable to principal                                           1,581,035.13
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    279,416.46
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     1,860,451.59

                    Realized Losses                                                                       780,515.68
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    58,502,764.61

           Interest
                           Collections allocable to interest                                              950,934.04
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       80,433.77
                                                                                                  -------------------
                    Total Interest                                                                      1,031,367.81

     Certificate Information
           Beginning of Period Class A Principal Balance                                               58,086,545.26
           Beginning of Period Class B Principal Balance                                                3,057,186.61

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   6,121,299.78
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,482.10
           Aggregate Payahead Balance                                                                      28,644.04
           Aggregate Payahead Balance for preceding Distribution Date                                      31,317.27
           Interest Earned on Payahead Balances                                                               112.43
           Scheduled Payments due in Collection Period                                                  2,071,784.47
           Scheduled Payments collected in Collection Period                                            1,972,028.17
           Aggregate Amount of Realized Losses for preceding Distribution Date                            780,515.68

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   816.25
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                    Aggregate Gross
                                                                    Amount
                                            # of Receivables    of Receivables
                                             ----------------    --------------
           31 - 59 days delinquent                  154        1,965,000.00
           60+ days delinquent                      212        2,795,000.00

     Purchased Receivables                                         Aggregate
                                                                 Purchase Amt
                                            # of Receivables    of Receivables
                                             ----------------    --------------
                                                      0                0.00


     Information for Portfolio Performance Tests
           PrincipalBalance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          4,760,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                     569,935.51

           Delinquency Ratio for second preceding Determination Date                                           7.11%
           Delinquency Ratio for third preceding Determination Date                                            7.31%

           Cumulative Defaults for preceding Determination Date                                         9,835,198.67

           Cumulative Net Losses for preceding Determination Date                                       6,273,623.22

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,531,969.17
                           Liquidation Proceeds                                                           279,416.46
                           Recoveries                                                                      80,433.77
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    2,891,819.40

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,021,094.13
                           Prepayments in full allocable to principal                                     559,941.00
                           Principal Balance of Liquidated Receivables                                  1,059,932.14
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,640,967.27

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,640,967.27
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,508,918.91
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,508,918.91

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          58,086,545.26
                    Multiplied by Certificate Pass-Through Rate                                                6.30%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 304,954.36

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,640,967.27
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                132,048.36

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,057,186.61
                    Multiplied by Certificate Pass-Through Rate                                               10.15%
                    Multiplied by 30/360, or for the first Distribution Date, by 27/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         25,858.70

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           2,891,819.40
                    minus
                    Class A Principal and Interest Distributable Amount                                 2,813,873.27
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                25,858.70
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                132,048.36
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,580.55
                    Standby Servicer distributions                                                          4,076.25
                    Servicer distributions                                                                121,388.32
                    Collateral Agent distributions                                                            764.30
                    Reimbursement Obligations                                                              16,210.14
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                    Use       Source     act distributed  Source
                                                                                    ---       ------     ---------------  ------
(i)      Standby Fee                                                             4,076.25  2,891,819.40      4,076.25  2,891,819.40
         Servicing Fee (2.0%)                                                  101,906.22  2,887,743.15    101,906.22          0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)  19,482.10  2,785,836.93     19,482.10          0.00
         Unpaid Standby Fee from prior Collection Periods                            0.00  2,766,354.83          0.00
         Unpaid Servicing Fee from prior Collection Periods                          0.00  2,766,354.83          0.00
(ii)     Transition Expenses to Standby Servicer                                     0.00  2,766,354.83          0.00
(iii)    Trustee Fee                                                               764.30  2,766,354.83        764.30
         Trustee's out-of-pocket expenses                                          816.25  2,765,590.53        816.25
         Unpaid Trustee Fee from prior Collection Periods                            0.00  2,764,774.28          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods       0.00  2,764,774.28          0.00
(iv)     Collateral Agent Fee                                                      764.30  2,764,774.28        764.30
         Collateral Agent Expenses                                                   0.00  2,764,009.98          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                  0.00  2,764,009.98          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods              0.00  2,764,009.98          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                 304,954.36  2,764,009.98    304,954.36
         Prior Month(s) Class A Carryover Shortfall                                  0.00  2,459,055.62          0.00
         Class A Interest Carryover Shortfall                                        0.00  2,459,055.62          0.00
         Interest on Interest Carryover from Prior Months                            0.00  2,459,055.62          0.00
         Current Month Class A Interest Carryover Shortfall                          0.00  2,459,055.62          0.00
         Class A Interest Distributable Amount                                 304,954.36  2,459,055.62    304,954.36
(viii)(A)Class B Coupon Interest - Unadjusted                                   25,858.70  2,154,101.26     25,858.70
         Class B Interest Carryover Shortfall - Previous Month(s)                    0.00  2,128,242.56          0.00
         Interest on B Interest Shortfall - Previous Month(s)                        0.00  2,128,242.56          0.00
         Interest on Interest Carryover from Prior Months                            0.00  2,128,242.56          0.00
         Current Month Class B Interest Shortfall                                    0.00  2,128,242.56          0.00
         Adjusted Class B Interest Distributable Amount                         25,858.70  2,128,242.56     25,858.70
(v) (B)  Class A Principal Distributable Amount - Current Month              2,508,918.91  2,102,383.86  2,102,383.86    382,900.49
         Class A Principal Carryover Shortfall - Previous Month(s)                   0.00          0.00          0.00
         Current Month Class A Principal Shortfall                             (75,721.99)         0.00    (75,721.99)
         Withdrawl from Spread Account to Cover Shortfall                       75,721.99
         Class A Principal Distribution Amount                               2,508,918.91     75,721.99     75,721.99          0.00
(vi)     Certificate Insurer Premium                                            16,210.14          0.00          0.00
         Certificate Insurer Premium Supplement                                      0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                      0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                   0.00          0.00          0.00
     (B))Class B Principal Distributable Amount - Current Month Unadjusted     132,048.36          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                   0.00          0.00          0.00
         Current Month Class B Principal Shortfall                            (132,048.36)         0.00   (132,048.36)
         Adjusted Class B Principal Distributable Amount                             0.00    132,048.36          0.00
     (C) Excess Interest Amount for Deposit in Spread Account                  (91,932.13)   132,048.36    (91,932.13)
                                                                                             223,980.49    223,980.49


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               58,086,545.26
                    Class A Principal Distributions                                                     2,508,918.91
           Class A End of Period Principal Balance                                                     55,577,626.35

           Class B Beginning of Period Principal Balance                                                3,057,186.61
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,057,186.61
                    Withdrawl from Spread Account to Cover B Shortfalls                                   132,048.36
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   2,925,138.25

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          2,891,819.40
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   432,763.78
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,459,055.62

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,459,055.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    25,858.70
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,433,196.92

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,433,196.92
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,508,918.91
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                75,721.99
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency                                              ) 0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     16,210.14
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (16,210.14)
           Withdrawl from Spread Account to Cover Deficiency                                               16,210.14
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        132,048.36
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (132,048.36)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (132,048.36)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              4,760,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 4,760,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                   68,421,879.78
                    Delinquency Ratio                                                                          6.96%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.96%
                           Delinquency Ratio for second preceding Determination Date                           7.11%
                           Delinquency Ratio for third preceding Determination Date                            7.31%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.13%       7.13%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,835,198.67
                                  Current Period Defaulted Receivables                                    569,935.51
                                                                                                  -------------------
                                  Total                                                                10,405,134.18

                                  Cumulative Defaulted Receivables                                     10,405,134.18
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Default Ratio                                                                  11.21%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,059,932.14

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (359,850.23)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  700,081.91
                                  Cumulative Previous Net Losses                                        6,273,623.22
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,973,705.13
                                  Original Pool Balance                                                92,857,811.12

                    Cumulative Net Loss Ratio                                                                  7.51%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.03
           Weighted Average Remaining Term                                                                     40.26
           Weighted Average Annual Percentage Rate                                                            20.52%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                      5,863,481.30
                           15% of Outstanding Certificate Balance                                                      8,795,221.94
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N
                                                                                                                     --------------
                    Cap Amount                                                                          5,863,481.30

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       2,785,734.33
                           Outstanding Certificate Balance                                                            58,634,812.96
                           Minimum Floor                                                                                 100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        2,785,734.33

           Required Spread Account Amount                                                               5,863,481.30
           Beginning of Period Spread Account Balance                                                   6,121,299.78
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (91,932.13)
           Transfer (to) from Cross-Collateralized Spread Accounts                                           (285.27)
           Required addition to/(eligible withdrawal from) Spread Account                                (165,601.08)
           Earnings on Spread Account Balance                                                              29,861.98
           Amount of Spread Account deposit (withdrawal)                                                 (195,463.06)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            132,048.36
           Net Spread Account Withdrawl to Seller                                                         (63,414.70)
           Ending Spread Account Balance                                                                5,863,481.30



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                 CONSUMER PORTFOLIO SERVICES, INC.

        By:
                 -------------------------------------------------------

        Name:                        James L. Stock
                 -------------------------------------------------------
        Title:                       Vice President
                 -------------------------------------------------------


     Current month excess servicing fee                           #REF!

                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-1
                         6.55% Asset-Backed Certificates


Distribution Date                                                       5/15/98
Collection Period                                                          4/98

     Under the Pooling and Servicing Agreement dated as of March 17, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,230,692.42

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $385,603.91

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $2,845,088.51

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.23

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $3.97

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.27

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $185,869.60

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $36,128.10

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $149,741.50

           (j)      Scheduled Payments due in such Collection Period                                   $2,402,440.13

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,270,966.85

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $74,363,148.02

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $71,518,059.51

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9617406

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $143,272.80

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $4,957.54

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.47

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.05

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $35,933.67

           (b)      Distributions (to) from Collection Account                                            ($5,447.10)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $337.13

           (d)      Ending Payahead Account Balance                                                       $30,823.70

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $7,151,805.95
                           Spread Account Balance                                                      $7,151,805.95

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($299,070.81)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $19,774.97

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                    $837,953.31

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                229
                           Aggregate Gross Amount                                                      $2,760,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                238
                           Aggregate Gross Amount                                                      $3,228,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          7.18%

           (b)      Average Delinquency Ratio                                                                  7.35%

           (c)      Cumulative Default Ratio                                                                  10.63%

           (d)      Cumulative Net Loss Ratio                                                                  6.33%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         3,444,781.59
     Lock Box NSF Items:                                                                                  (77,543.77)
     Transfers from (to) Payahead Account:                                                                  5,447.10
     Collection Account Interest                                                                           13,271.38
     Payahead Account Interest                                                                                337.13
     Total Collection Proceeds:                                                                         3,386,293.43
     For Distribution Date:                                                                                  5/15/98
     For Determination Date:                                                                                  5/8/98
     For Collection Period:                                                                                     4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 74,363,148.02
                                  Principal portion of payments collected (non-prepayments)                            1,100,914.83
                                  Prepayments in full allocable to principal                                             673,669.00
                           Collections allocable to principal                                           1,774,583.83
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    382,292.87
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,156,876.70

                    Realized Losses                                                                       837,953.31
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    71,368,318.01

           Interest
                           Collections allocable to interest                                            1,170,052.02
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       59,364.71
                                                                                                  -------------------
                    Total Interest                                                                      1,229,416.73

     Certificate Information
           Beginning of Period Class A Principal Balance                                               70,644,990.62
           Beginning of Period Class B Principal Balance                                                3,718,157.40

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   7,450,876.76
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           19,334.22
           Aggregate Payahead Balance                                                                      30,486.57
           Aggregate Payahead Balance for preceding Distribution Date                                      35,933.67
           Interest Earned on Payahead Balances                                                               337.13
           Scheduled Payments due in Collection Period                                                  2,402,440.13
           Scheduled Payments collected in Collection Period                                            2,270,966.85
           Aggregate Amount of Realized Losses for preceding Distribution Date                            837,953.31

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                   993.48
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00


     Delinquency Information                                   Aggregate Gross
                                                                   Amount
                                           # of Receivables    of Receivables
                                            ----------------    --------------
           31 - 59 days delinquent                 229        2,760,000.00
           60+ days delinquent                     238        3,228,000.00

     Purchased Receivables                                        Aggregate
                                                                Purchase Amt
                                           # of Receivables    of Receivables
                                            ----------------    --------------
                                                     0                0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          5,988,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables   during  the  related  Collection
                    Period.                                                                             1,095,615.21

           Delinquency Ratio for second preceding Determination Date                                           7.02%
           Delinquency Ratio for third preceding Determination Date                                            7.86%

           Cumulative Defaults for preceding Determination Date                                         9,782,374.25

           Cumulative Net Losses for preceding Determination Date                                       5,697,667.42

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             2,944,635.85
                           Liquidation Proceeds                                                           382,292.87
                           Recoveries                                                                      59,364.71
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,386,293.43

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,100,914.83
                           Prepayments in full allocable to principal                                     673,669.00
                           Principal Balance of Liquidated Receivables                                  1,220,246.18
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      2,994,830.01

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      2,994,830.01
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        2,845,088.51
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              2,845,088.51

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          70,644,990.62
                    Multiplied by Certificate Pass-Through Rate                                                6.55%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 385,603.91

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      2,994,830.01
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                149,741.50

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           3,718,157.40
                    Multiplied by Certificate Pass-Through Rate                                               11.66%
                    Multiplied by 30/360, or for the first Distribution Date, by 29/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         36,128.10

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,386,293.43
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,230,692.42
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                36,128.10
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                149,741.50
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   1,923.02
                    Standby Servicer distributions                                                          4,957.54
                    Servicer distributions                                                                143,272.80
                    Collateral Agent distributions                                                            929.54
                    Reimbursement Obligations                                                              19,774.97
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00


Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                     Use       Source    act distributed   Source
                                                                                     ---       ------    ---------------   ------
(i)      Standby Fee                                                              4,957.54  3,386,293.43      4,957.54 3,386,293.43
         Servicing Fee (2.0%)                                                   123,938.58  3,381,335.89    123,938.58         0.00
         Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)   19,334.22  3,257,397.31     19,334.22         0.00
         Unpaid Standby Fee from prior Collection Periods                             0.00  3,238,063.09          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00  3,238,063.09          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00  3,238,063.09          0.00
(iii)    Trustee Fee                                                                929.54  3,238,063.09        929.54
         Trustee's out-of-pocket expenses                                           993.48  3,237,133.55        993.48
         Unpaid Trustee Fee from prior Collection Periods                             0.00  3,236,140.07          0.00
         Unpaid Trustee's out-of-pocket expenses from prior Collection Periods        0.00  3,236,140.07          0.00
(iv)     Collateral Agent Fee                                                       929.54  3,236,140.07        929.54
         Collateral Agent Expenses                                                    0.00  3,235,210.53          0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods                   0.00  3,235,210.53          0.00
         Unpaid Collateral Agent Expenses from prior Collection Periods               0.00  3,235,210.53          0.00
(v) (A)  Class A Interest Distributable Amount - Current Month                  385,603.91  3,235,210.53    385,603.91
         Prior Month(s) Class A Carryover Shortfall                                   0.00  2,849,606.62          0.00
         Class A Interest Carryover Shortfall                                         0.00  2,849,606.62          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,849,606.62          0.00
         Current Month Class A Interest Carryover Shortfall                           0.00  2,849,606.62          0.00
         Class A Interest Distributable Amount                                  385,603.91  2,849,606.62    385,603.91
(viii)(A)Class B Coupon Interest - Unadjusted                                    36,128.10  2,464,002.71     36,128.10
         Class B Interest Carryover Shortfall - Previous Month(s)                     0.00  2,427,874.61          0.00
         Interest on B Interest Shortfall - Previous Month(s)                         0.00  2,427,874.61          0.00
         Interest on Interest Carryover from Prior Months                             0.00  2,427,874.61          0.00
         Current Month Class B Interest Shortfall                                     0.00  2,427,874.61          0.00
         Adjusted Class B Interest Distributable Amount                          36,128.10  2,427,874.61     36,128.10
(v) (B)  Class A Principal Distributable Amount - Current Month               2,845,088.51  2,391,746.51  2,391,746.51   541,204.92
         Class A Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class A Principal Shortfall                              (31,609.99)         0.00    (31,609.99)
         Withdrawl from Spread Account to Cover Shortfall                        31,609.99
         Class A Principal Distribution Amount                                2,845,088.51     31,609.99     31,609.99         0.00
(vi)     Certificate Insurer Premium                                             19,774.97          0.00          0.00
         Certificate Insurer Premium Supplement                                       0.00          0.00          0.00
         Other Reimbursement Obligations to Certificate Insurer                       0.00          0.00          0.00
(vii)    Transition Expenses to successor Servicer                                    0.00          0.00          0.00
     (B) Class B Principal Distributable Amount - Current Month Unadjusted      149,741.50          0.00          0.00
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00          0.00          0.00
         Current Month Class B Principal Shortfall                             (149,741.50)         0.00   (149,741.50)
         Adjusted Class B Principal Distributable Amount                              0.00    149,741.50          0.00
     (C) Excess Interest Amount for Deposit in Spread Account                   (51,384.96)   149,741.50    (51,384.96)
                                                                                              201,126.46    201,126.46


     Certificate Balance
           Class A Beginning of Period Principal Balance                                               70,644,990.62
                    Class A Principal Distributions                                                     2,845,088.51
           Class A End of Period Principal Balance                                                     67,799,902.11

           Class B Beginning of Period Principal Balance                                                3,718,157.40
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  3,718,157.40
                    Withdrawl from Spread Account to Cover B Shortfalls                                   149,741.50
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   3,568,415.90

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,386,293.43
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   536,686.81
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,849,606.62

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   2,849,606.62
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    36,128.10
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       2,813,478.52

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  2,813,478.52
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 2,845,088.51
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                31,609.99
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     19,774.97
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (19,774.97)
           Withdrawl from Spread Account to Cover Deficiency                                               19,774.97
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        149,741.50
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (149,741.50)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (149,741.50)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              5,988,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 5,988,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  83,356,181.71
                    Delinquency Ratio                                                                          7.18%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                7.18%
                           Delinquency Ratio for second preceding Determination Date                           7.02%
                           Delinquency Ratio for third preceding Determination Date                            7.86%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  7.35%         7.35%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 9,782,374.25
                                  Current Period Defaulted Receivables                                  1,095,615.21
                                                                                                  -------------------
                                  Total                                                                10,877,989.46

                                  Cumulative Defaulted Receivables                                     10,877,989.46
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Default Ratio                                                                  10.63%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,220,246.18

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (441,657.58)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                  778,588.60
                                  Cumulative Previous Net Losses                                        5,697,667.42
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 6,476,256.02
                                  Original Pool Balance                                               102,327,009.71

                    Cumulative Net Loss Ratio                                                                  6.33%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     43.17
           Weighted Average Annual Percentage Rate                                                            20.56%
     Spread Account
           Spread Account Cap
                           10% of Outstanding Certificate Balance                                                     7,151,805.95
                           15% of Outstanding Certificate Balance                                                    10,727,708.93
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N
                                                                                                                     --------------
                    Cap Amount                                                                          7,151,805.95

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                      3,069,810.29
                           Outstanding Certificate Balance                                                           71,518,059.51
                           Minimum Floor                                                                                100,000.00
                                                                                                                     --------------
                    Floor Amount                                                                        3,069,810.29

           Required Spread Account Amount                                                               7,151,805.95
           Beginning of Period Spread Account Balance                                                   7,450,876.76
           Spread Account Deposit (Withdrawal) from Current Distributions                                 (51,384.96)
           Transfer (to) from Cross-Collateralized Spread Accounts                                           (601.34)
           Required addition to/(eligible withdrawal from) Spread Account                                (247,084.51)
           Earnings on Spread Account Balance                                                              36,331.64
           Amount of Spread Account deposit (withdrawal)                                                 (283,416.15)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            149,741.50
           Net Spread Account Withdrawl to Seller                                                        (133,674.65)
           Ending Spread Account Balance                                                                7,151,805.95



IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                   CONSUMER PORTFOLIO SERVICES, INC.

          By:
                   -------------------------------------------------------

          Name:                        James L. Stock
                   -------------------------------------------------------
          Title:                       Vice President
                   -------------------------------------------------------

                        Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1997-2
                         6.65% Asset-Backed Certificates


Distribution Date                                                  5/15/98
Collection Period                                                  4/98

     Under the Pooling and Servicing Agreement dated as of May 30, 1997 (the "Agreement") by and among CPS Receivables Corp., Consumer Portfolio Services, Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:
     1     Certificates.


           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                               $3,849,802.14

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                      $504,734.42

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                $3,345,067.72

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                            $33.95

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                              $4.45

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                             $29.50

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                          $221,755.94

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                       $45,699.74

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                  $176,056.20

           (j)      Scheduled Payments due in such Collection Period                                   $2,976,834.68

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                  $2,703,498.56

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                               $95,873,574.86

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                 $92,528,507.14

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                        0.9651096

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                     $182,185.60

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                     $6,391.57

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                               $1.61

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                               $0.06

           (e)      The amount of any unpaid Servicing Fee                                                     $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                             $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                  0
                           Aggregate Purchase Amount                                                           $0.00

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                   $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                   $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                               $34,417.02

           (b)      Distributions (to) from Collection Account                                             $6,145.60
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                     $131.11

           (d)      Ending Payahead Account Balance                                                       $40,693.73

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                            $8,327,565.64
                           Spread Account Balance                                                      $8,327,565.64

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                               ($301,056.10)

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                     $25,589.32

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                  $1,089,497.54

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                           $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                263
                           Aggregate Gross Amount                                                      $3,412,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                271
                           Aggregate Gross Amount                                                      $3,623,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                          6.58%

           (b)      Average Delinquency Ratio                                                                  6.77%

           (c)      Cumulative Default Ratio                                                                   7.63%

           (d)      Cumulative Net Loss Ratio                                                                  4.01%

           (e)      Is a Portfolio Performance Test violation continuing?                                         No

           (f)      Has an Insurance Agreement Event of Default occurred?                                         No
CPS Auto Grantor Trust 1997-2
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                               NO
     Deficiency Claim Amount                                                                                    0.00

Inputs
     Gross Collection Proceeds:                                                                         4,040,033.47
     Lock Box NSF Items:                                                                                  (57,920.27)
     Transfers from (to) Payahead Account:                                                                 (6,145.60)
     Collection Account Interest                                                                           15,005.23
     Payahead Account Interest                                                                                131.11
     Total Collection Proceeds:                                                                         3,991,103.94
     For Distribution Date:                                                                                  5/15/98
     For Determination Date:                                                                                  5/8/98
     For Collection Period:                                                                                     4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                 95,873,574.86
                                  Principal portion of payments collected (non-prepayments)                            1,213,896.21
                                  Prepayments in full allocable to principal                                             680,354.00
                           Collections allocable to principal                                           1,894,250.21
                           Partial prepayments relating to various contracts or policies                        0.00
                           Liquidation Proceeds allocable to principal                                    537,376.17
                           Purchase Amounts allocable to principal                                              0.00
                                                                                                  -------------------
                    Total Principal                                                                     2,431,626.38

                    Realized Losses                                                                     1,089,497.54
                    Cram Down Losses                                                                            0.00

           Ending Principal Balance                                                                    92,352,450.94

           Interest
                           Collections allocable to interest                                            1,489,602.35
                           Liquidation Proceeds allocable to interest                                           0.00
                           Purchase Amounts allocable to interest                                               0.00
                           Recoveries from Liquidated Receivables from prior periods                       69,875.21
                                                                                                  -------------------
                    Total Interest                                                                      1,559,477.56

     Certificate Information
           Beginning of Period Class A Principal Balance                                               91,079,896.13
           Beginning of Period Class B Principal Balance                                                4,793,678.73

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                   8,628,621.74
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                           22,396.31
           Aggregate Payahead Balance                                                                      40,562.62
           Aggregate Payahead Balance for preceding Distribution Date                                      34,417.02
           Interest Earned on Payahead Balances                                                               131.11
           Scheduled Payments due in Collection Period                                                  2,976,834.68
           Scheduled Payments collected in Collection Period                                            2,703,498.56
           Aggregate Amount of Realized Losses for preceding Distribution Date                          1,089,497.54

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                 1,146.09
           Collateral Agent's expenses                                                                          0.00
           Transition Expenses to Standby Servicer                                                              0.00
           Transition Expenses to successor Servicer                                                            0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                 0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                     0.00
           Unpaid Servicing Fee from prior Collection Periods                                                   0.00
           Unpaid Trustee Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                           0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                       0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                        Amount
                                                                                                   # of Receivables of Receivables

           31 - 59 days delinquent                                                                             263     3,412,000.00
           60+ days delinquent                                                                                 271     3,623,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                   # of Receivables  of Receivables

                                                                                                                 0             0.00

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                          7,035,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                         0.00
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           Principal Balance   of   all   Receivables   that   became   Defaulted
                    Receivables     during  the  related  Collection
                    Period.                                                                             1,062,468.82

           Delinquency Ratio for second preceding Determination Date                                           6.37%
           Delinquency Ratio for third preceding Determination Date                                            7.36%

           Cumulative Defaults for preceding Determination Date                                         8,043,201.42

           Cumulative Net Losses for preceding Determination Date                                       3,770,222.20

           Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                             3,383,852.56
                           Liquidation Proceeds                                                           537,376.17
                           Recoveries                                                                      69,875.21
                           Purchase Amounts                                                                     0.00
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                   0.00
                           Investment earnings from Collection Account                                          0.00
                           Investment earnings from Payahead Account                                            0.00
                                                                                                  -------------------
           Total Distribution Amount                                                                    3,991,103.94

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                    1,213,896.21
                           Prepayments in full allocable to principal                                     680,354.00
                           Principal Balance of Liquidated Receivables                                  1,626,873.71
                           Purchase Amounts allocable to principal                                              0.00
                           Cram Down Losses                                                                     0.00
                                                                                                  -------------------
                    Principal Distributable Amount                                                      3,521,123.92

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                      3,521,123.92
                    Times Class A Percentage (95%)                                                               95%
                                                                                                  -------------------
                                                                                                        3,345,067.72
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                       0.00
                                                                                                  -------------------
                    Class A Principal Distributable Amount                                              3,345,067.72

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                          91,079,896.13
                    Multiplied by Certificate Pass-Through Rate                                                6.65%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class A Interest Distributable Amount                                                 504,734.42

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                      3,521,123.92
                    Times Class B Percentage (5%)                                                                 5%
                                                                                                  -------------------
                    Class B Principal Distributable Amount                                                176,056.20

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                           4,793,678.73
                    Multiplied by Certificate Pass-Through Rate                                               11.44%
                    Multiplied by 30/360, or for the first Distribution Date, by 16/360                    0.0833333
                                                                                                  -------------------
                    Class B Coupon Interest Amount                                                         45,699.74

           Class B Excess Interest Amount
                    Total Distribution Amount                                                           3,991,103.94
                    minus
                    Class A Principal and Interest Distributable Amount                                 3,849,802.14
                    Class A Interest Carrover Shortfall                                                         0.00
                    Class A Principal Carryover Shortfall                                                       0.00
                    Class B Coupon Interest                                                                45,699.74
                    Class B Interest Carryover Shortfall                                                        0.00
                    Class B Principal Distributable Amount                                                176,056.20
                    Class B Principal Carryover Shortfall                                                       0.00
                    Trustee distributions                                                                   2,344.51
                    Standby Servicer distributions                                                          6,391.57
                    Servicer distributions                                                                182,185.60
                    Collateral Agent distributions                                                          1,198.42
                    Reimbursement Obligations                                                              25,589.32
                                                                                                  -------------------
                                                                                                                0.00

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class B Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class B Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class B Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Principal Carryover Shortfall from previous period                                                      0.00
                                                                                                  -------------------
                                                                                                                0.00

Class A Interest Carryover Shortfall from previous period                                                       0.00
Interest on Class A Interest Carryover Shortfall                                                                0.00
                                                                                                  -------------------
                                                                                                                0.00

    Interest Carryover on Class A Interest Shortfall                                                            0.00
    Interest Earned                                                                                             0.00
                                                                                                  -------------------
                                                                                                                0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                          6,391.57     3,991,103.94       6,391.57 3,991,103.94
         Servicing Fee (2.0%)                                               159,789.29     3,984,712.37     159,789.29         0.00
         Additional Servicing Fee Amounts                                    22,396.31     3,824,923.08      22,396.31         0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                         0.00     3,802,526.77           0.00
         Unpaid Servicing Fee from prior Collection Periods                       0.00     3,802,526.77           0.00
(ii)     Transition Expenses to Standby Servicer                                  0.00     3,802,526.77           0.00
(iii)    Trustee Fee                                                          1,198.42     3,802,526.77       1,198.42
         Trustee's out-of-pocket expenses                                     1,146.09     3,801,328.35       1,146.09
         Unpaid Trustee Fee from prior Collection Periods                         0.00     3,800,182.26           0.00
         Unpaid Trustee's out-of-pocket expenses from                             0.00     3,800,182.26           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                 1,198.42     3,800,182.26       1,198.42
         Collateral Agent Expenses                                                0.00     3,798,983.84           0.00
         Unpaid Collateral Agent  Fee from prior Collection Periods               0.00     3,798,983.84           0.00
         Unpaid Collateral Agent Expenses from                                    0.00     3,798,983.84           0.00
          prior Collection Periods
(v) (A)  Class A Interest Distributable Amount - Current Month              504,734.42     3,798,983.84     504,734.42
         Prior Month(s) Class A Carryover Shortfall                               0.00     3,294,249.42           0.00
         Class A Interest Carryover Shortfall                                     0.00     3,294,249.42           0.00
         Interest on Interest Carryover from Prior Months                         0.00     3,294,249.42           0.00
         Current Month Class A Interest Carryover Shortfall                       0.00     3,294,249.42           0.00
         Class A Interest Distributable Amount                              504,734.42     3,294,249.42     504,734.42
(viii(A) Class B Coupon Interest - Unadjusted                                45,699.74     2,789,515.00      45,699.74
         Class B Interest Carryover Shortfall - Previous Month(s)                 0.00     2,743,815.26           0.00
         Interest on B Interest Shortfall - Previous Month(s)                     0.00     2,743,815.26           0.00
         Interest on Interest Carryover from Prior Months                         0.00     2,743,815.26           0.00
         Current Month Class B Interest Shortfall                                 0.00     2,743,815.26           0.00
         Adjusted Class B Interest Distributable Amount                      45,699.74     2,743,815.26      45,699.74
(v) (B)  Class A Principal Distributable Amount - Current Month           3,345,067.72     2,698,115.52   2,698,115.52   646,036.22
         Class A Principal Carryover Shortfall - Previous Month(s)                0.00             0.00           0.00
         Current Month Class A Principal Shortfall                          (96,518.04)            0.00     (96,518.04)
         Withdrawl from Spread Account to Cover Shortfall                    96,518.04
         Class A Principal Distribution Amount                            3,345,067.72        96,518.04      96,518.04         0.00
(vi)     Certificate Insurer Premium                                         25,589.32             0.00           0.00
         Certificate Insurer Premium Supplement                                   0.00             0.00           0.00
         Other Reimbursement Obligations to Certificate Insurer                   0.00             0.00           0.00
(vii)    Transition Expenses to successor Servicer                                0.00             0.00           0.00
         Class B Principal Distributable Amount -                           176,056.20             0.00           0.00
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                0.00             0.00           0.00
         Current Month Class B Principal Shortfall                         (176,056.20)            0.00    (176,056.20)
         Adjusted Class B Principal Distributable Amount                          0.00       176,056.20           0.00
         Excess Interest (Shortage) Amount for Deposit                     (122,107.37)      176,056.20    (122,107.37)
          to (withdrawl from) Spread Account                                                 298,163.56     298,163.56

     Certificate Balance
           Class A Beginning of Period Principal Balance                                               91,079,896.13
                    Class A Principal Distributions                                                     3,345,067.72
           Class A End of Period Principal Balance                                                     87,734,828.41

           Class B Beginning of Period Principal Balance                                                4,793,678.73
                    Class B Principal Distributable Amount                                                      0.00
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                  4,793,678.73
                    Withdrawl from Spread Account to Cover B Shortfalls                                   176,056.20
           Class B End of Period Principal Balance AFTER Spread Account Distributions                   4,617,622.53

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                          3,991,103.94
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   696,854.52
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                              NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,294,249.42

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                   3,294,249.42
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                    45,699.74
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                      0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                          0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                  NO
           Amount Remaining for Further Distribution/(Deficiency)                                       3,248,549.68

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                  3,248,549.68
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                 3,345,067.72
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           Withdrawl from Spread Account to Cover Shortfall                                                96,518.04
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                           NO
           Amount Remaining for Further Distribution/(Deficiency)                                               0.00

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                          0.00
     (vi)  Certificate Insurer Premium                                                                     25,589.32
     (v)   Certificate Insurer Premium Supplement                                                               0.00
           Deficiency Amount                                                                              (25,589.32)
           Withdrawl from Spread Account to Cover Deficiency                                               25,589.32
           If (i) is less than (ii), there is a Deficiency Claim     Amount                                       NO
           Amount      Remaining     for     Further Distribution/(Deficiency)                                  0.00

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                           0.00
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                        176,056.20
     (iii) Prior month(s) carryover shortfalls                                                                  0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                          YES
           Unadjusted     Amount    Remaining    for    Further Distribution/(Deficiency)                (176,056.20)
           Withdrawl from Spread Account to B PieceCover Shortfalls                                      (176,056.20)
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                      0.00
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                              7,035,000.00
                                  Purchased receivables more than 30 days delinquent                            0.00
                                                                                                  -------------------
                                  Total                                                                 7,035,000.00

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                  106,853,550.05
                    Delinquency Ratio                                                                          6.58%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                6.58%
                           Delinquency Ratio for second preceding Determination Date                           6.37%
                           Delinquency Ratio for third preceding Determination Date                            7.36%
                                                                                                  -------------------
                    Average Delinquency Ratio                                                                  6.77%          6.77%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                 8,043,201.42
                                  Current Period Defaulted Receivables                                  1,062,468.82
                                                                                                  -------------------
                                  Total                                                                 9,105,670.24

                                  Cumulative Defaulted Receivables                                      9,105,670.24
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Default Ratio                                                                   7.63%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                       1,626,873.71

                                  Cram Down Losses                                                              0.00
                                  Net Liquidation Proceeds                                               (607,251.38)
                                                                                                  -------------------
                                  Net Liquidation Losses                                                1,019,622.33
                                  Cumulative Previous Net Losses                                        3,770,222.20
                                                                                                  -------------------
                                  Cumulative Net Losses                                                 4,789,844.53
                                  Original Pool Balance                                               119,362,032.46

                    Cumulative Net Loss Ratio                                                                  4.01%

Additional Pool Information:
           Weighted Average Original Term                                                                      56.35
           Weighted Average Remaining Term                                                                     45.66
           Weighted Average Annual Percentage Rate                                                            20.51%
     Spread Account
           Spread Account Cap
                           9% of Outstanding Certificate Balance                                                       8,327,565.64
                           15% of Outstanding Certificate Balance                                                     13,879,276.07
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

                    Cap Amount                                                                          8,327,565.64

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       3,580,860.93
                           Outstanding Certificate Balance                                                            92,528,507.14
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                        3,580,860.93

           Required Spread Account Amount                                                               8,327,565.64
           Beginning of Period Spread Account Balance                                                   8,628,621.74
           Spread Account Deposit (Withdrawal) from Current Distributions                                (122,107.37)
           Transfer (to) from Cross-Collateralized Spread Accounts                                           (200.02)
           Required addition to/(eligible withdrawal from) Spread Account                                (178,748.71)
           Earnings on Spread Account Balance                                                              41,771.41
           Amount of Spread Account deposit (withdrawal)                                                 (220,520.12)
           Amount of Withdrawl Allocated to B Piece Shortfalls                                            176,056.20
           Net Spread Account Withdrawl to Seller                                                         (44,463.93)
           Ending Spread Account Balance                                                                8,327,565.64


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-3
                       6.10% Asset-Backed Notes, Class A-1
                       6.38% Asset-Backed Notes, Class A-2
                       10.65% Asset-Backed Notes, Class B
                        10.65% Asset-Backed Certificates
                                   REVISION #2

Distribution Date                                                   5/15/98
Collection Period                                                   4/98

     Under  the Sale and  Servicing  Agreement  dated as of  August 1, 1997 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:


     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $4,238,285.33

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $273,555.42

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $3,964,729.91

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $52.43

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.38

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $49.05

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $327,868.20

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $327,868.20

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $5.31

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to Class B
                   Noteholders on the Distribution Date set forth above                                    $94,932.45

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $28,915.58

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $66,016.87

          (p)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                             $56,985.29

          (q)      The amount of the distribution set forth in
                   paragraph A.1. (p) above in respect of interest                                         $28,915.58

          (r)      The amount of the distribution set forth in
                   in paragraph A.1. (p) above in respect of principal                                     $28,069.71

          (s)      Scheduled Payments due in such Collection Period                                     $3,900,898.87

          (t)      Scheduled Payments collected in such
                   Collection Period                                                                    $3,605,573.39

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                $130,323,751.12

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o),(r) above                      $117,977,498.97

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i),(o) above              $114,709,527.75

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8801890

          (e)      Aggregate principal amount of Certificates as of the close of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(r) above                        $3,192,076.90

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0244934

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $243,367.92

          (b)      The aggregate amount of the Standby Fee
                   paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $6,516.19

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.01

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    0
                          Aggregate Purchase Amount                                                             $0.00

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                               ($80,851.44)

          (f)      The amount of the Certificate  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (q) above                                                                     $0.00

          (g)      The amount of the Certificate  Principal  Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (r) above                                                               ($80,851.44)

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $3,347,615.36
                          Spread Account Balance                                                        $3,347,615.36

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                  ($56,139.42)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $32,525.92

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                    $1,453,431.34

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  322
                          Aggregate Gross Amount                                                        $4,331,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  337
                          Aggregate Gross Amount                                                        $4,682,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            6.23%

          (b)      Average Delinquency Ratio                                                                    6.47%

          (c)      Cumulative Default Ratio                                                                     5.18%

          (d)      Cumulative Net Loss Ratio                                                                    2.36%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-3
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                               YES
     Deficiency Claim Amount                                                                               (85,808.57)

Inputs
     Gross Collection Proceeds:                                                                          5,058,999.86
     Lock Box NSF Items:                                                                                  (112,779.74)
     Total Collection Proceeds:                                                                          4,946,220.12
     For Distribution Date:                                                                                   5/15/98
     For Determination Date:                                                                                   5/8/98
     For Collection Period:                                                                                      4/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                  130,323,751.12
          Beginning Principal Balance of Subsequent Receivables Transfered                                       0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                        130,323,751.12
                                 Principal portion of payments collected (non-prepayments)                             1,602,177.97
                                 Prepayments in full allocable to principal                                              625,305.00
                          Collections allocable to principal                                             2,227,482.97
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      675,931.74
                          Purchase Amounts allocable to principal                                                0.00
                                                                                               -----------------------
                   Total Principal                                                                       2,903,414.71

                   Realized Losses                                                                       1,453,431.34
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                     125,966,905.07

          Prefunding
                   Original Amount in Prefunding Account                                                27,084,817.00
                   Subsequent Loans Sold to the Trust                                                   27,084,817.00
                   Balance of Prefunding Account                                                                 0.00



          Interest
                          Collections allocable to interest                                              2,003,395.42
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                         39,409.99
                                                                                               -----------------------
                   Total Interest                                                                        2,042,805.41

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               53,814,180.75
          Beginning of Period Class A-2 Principal Balance                                               61,668,000.00
          Beginning of Period Class B Principal Balance                                                  3,258,093.77
          Beginning of Period Certificate Balance                                                        3,258,093.77

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,403,754.78
          Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             26,161.67
          Scheduled Payments due in Collection Period                                                    3,900,898.87
          Scheduled Payments collected in Collection Period                                              3,605,573.39
          Aggregate Amount of Realized Losses for preceding Distribution Date                            1,453,431.34

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     498.13
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables

          31 - 59 days delinquent                                                                             322      4,331,000.00
          60+ days delinquent                                                                                 337      4,682,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                       Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                0              0.00

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            9,013,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                           0.00
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                 1,267,243.76

          Delinquency Ratio for second preceding Determination Date                                             6.41%
          Delinquency Ratio for third preceding Determination Date                                              6.78%

          Cumulative Defaults for preceding Determination Date                                           6,496,984.52

          Cumulative Net Losses for preceding Determination Date                                         2,127,200.48

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Requisite Reserve Amount
          Weighted Average of the Interest Rates and Pass-Through Rates                                       6.4846%
          minus 2.5%                                                                                            2.50%
                                                                                               -----------------------
                                                                                                              3.9846%
          divided by 360                                                                                      0.0111%
          times the prefunded amount                                                                             0.00
          times the number of days outstanding in prefunding period (8/19 - 9/11)                               23.00
                                                                                               -----------------------
          Requisite Reserve Amount                                                                               0.00
          Amount in Interest Reserve Account                                                                     0.00
          Excess in Interest Reserve Account                                                                     0.00

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               4,230,878.39
                          Liquidation Proceeds                                                             675,931.74
                          Recoveries                                                                        39,409.99
                          Purchase Amounts                                                                       0.00
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Excess released from Prefunding Account                                                0.00
                          Investment earnings from Note Distribution Account                                   424.62
                          Investment earnings from Prefunding Account                                            0.00
                          Investment earnings from Interest Reserve Account                                    288.23
                          Investment earnings from Collection Account                                       18,201.97
                                                                                               -----------------------
          Total Distribution Amount                                                                      4,965,134.94

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,602,177.97
                          Prepayments in full allocable to principal                                       625,305.00
                          Principal Balance of Liquidated Receivables                                    2,129,363.08
                          Purchase Amounts allocable to principal                                                0.00
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        4,356,846.05

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                    125,966,905.07
                                                                                               -----------------------

                                                                                                       113,370,214.56        98.17%

                                                                                                       Current Target %
          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    50.5%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        4,356,846.05
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         3,964,729.91
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                3,964,729.91

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   53,814,180.75
                   Multiplied by the Note Rate                                                                  6.10%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   273,555.42

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   61,668,000.00
                   Multiplied by the Note Rate                                                                  6.38%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   327,868.20

          Class B Noteholders Principal Distributable Amount
                   Principal Distributable Amount                                                        4,356,846.05
                   Times Class B Percentage                                                                      2.5%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  108,921.15

          Certificate Principal Distributable Amount
                   Principal Distributable Amount                                                        4,356,846.05
                   Times Certificate Percentage                                                                  2.5%
                                                                                               -----------------------
                   Certificate Principal Distributable Amount                                              108,921.15


          Class B Noteholders' Interest Amount
                   Beginning of Period Principal Balance of the Notes                                    3,258,093.77
                   Multiplied by Note Pass-Through Rate                                                        10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Class B Coupon Interest Amount                                                           28,915.58

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             3,258,093.77
                   Multiplied by Pass-Through Rate                                                             10.65%
                   Multiplied by 30/360, or for the first Distribution Date, by 27/360                      0.0833333
                                                                                               -----------------------
                   Certificateholders' Interest Amount                                                      28,915.58


Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                              6,516.19   4,965,134.94      6,516.19
         Servicing Fee (2.0%)                                                   217,206.25   4,958,618.75    217,206.25        0.00
         Additional Servicing Fee Amounts                                        26,161.67   4,741,412.50     26,161.67        0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                             0.00   4,715,250.83          0.00
         Unpaid Servicing Fee from prior Collection Periods                           0.00   4,715,250.83          0.00
(ii)     Transition Expenses to Standby Servicer                                      0.00   4,715,250.83          0.00
(iii)    Indenture Trustee Fee                                                    1,086.03   4,715,250.83      1,086.03
         Indenture Trustee's out-of-pocket expenses                                 498.13   4,714,164.80        498.13
         Unpaid Indenture Trustee Fee from prior Collection Periods                   0.00   4,713,666.67          0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                              0.00   4,713,666.67          0.00
          prior Collection Periods
         Owner Trustee Fee                                                            0.00   4,713,666.67          0.00
         Owner Trustee's out-of-pocket expenses                                       0.00   4,713,666.67          0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                       0.00   4,713,666.67          0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                   0.00   4,713,666.67          0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                     1,016.65   4,713,666.67      1,016.65
         Collateral Agent Expenses                                                    0.00   4,712,650.02          0.00
         Unpaid Collateral Agent  Fee from                                            0.00   4,712,650.02          0.00
          prior Collection Periods
         Unpaid Collateral Agent Expenses from                                        0.00   4,712,650.02          0.00
          prior Collection Periods
(v)  (A) Class A-1 Interest Distributable Amount -                              273,555.42
          Current Month
         Prior Month(s) Class A-1 Interest Carryover Shortfall                        0.00
         Class A-1 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-1 Interest Carryover Shortfall                         0.00
         Class A-1 Interest Distributable Amount                                273,555.42   4,712,650.02    273,555.42
     (B) Class A-2 Interest Distributable Amount - Current Month                327,868.20
         Prior Month(s) Class A-2 Interest Carryover Shortfall                        0.00
         Class A-2 Interest Carryover Shortfall                                       0.00
         Interest on Interest Carryover from Prior Months                             0.00
         Current Month Class A-2 Interest Carryover Shortfall                         0.00
         Class A-2 Interest Distributable Amount                                327,868.20   4,439,094.60    327,868.20
(vi) (A) Class B Note Interest - Unadjusted                                      28,915.58
         Class B Note Interest Carryover Shortfall -                                  0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                         0.00
         Interest on B Interest Carryover from Prior Months                           0.00
         Current Month Class B Interest Shortfall                                     0.00
         Adjusted Class B Note Interest Distributable Amount                     28,915.58   4,111,226.40     28,915.58
     (B) Certificate Interest - Unadjusted                                       28,915.58
         Certificate Interest Carryover Shortfall -                                   0.00
          Previous Month(s)
         Interest on Certificate Interest Shortfall -                                 0.00
          Previous Month(s)
         Interest on Certificate Interest Carryover from                              0.00
          Prior Months
         Current Month Certificate Interest Shortfall                                 0.00
         Adjusted Certificate Interest Distributable Amount                      28,915.58   4,082,310.82     28,915.58
(vii)    Class A Principal Distributable Amount - Current Month               3,964,729.91
         Class A Principal Carryover Shortfall -                                      0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                                    0.00
         Withdrawl from Spread Account to Cover Shortfall                             0.00
         Class A Principal Distribution Amount to Class A-1                   3,964,729.91   4,053,395.24  3,964,729.91        0.00
         Class A Principal Distribution Amount to Class A-2                           0.00      88,665.33          0.00        0.00
(viii)   Note Insurer Premium                                                    32,525.92      88,665.33     32,525.92
         Note Insurer Premium Supplement                                              0.00      56,139.41          0.00
         Other Reimbursement Obligations to Note Insurer                              0.00      56,139.41          0.00
(ix)     Transition Expenses to successor Servicer                                    0.00      56,139.41          0.00
(x)      Class B Principal Distributable Amount -                               108,921.15
          Current Month Unadjusted
         Class B Principal Carryover Shortfall - Previous Month(s)                    0.00
         Current Month Class B Principal Shortfall                              (80,851.44)
         Adjusted Class B Principal Distributable Amount                         28,069.71      56,139.41     28,069.71
         Certificate Principal Distributable Amount -                           108,921.15
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                                  0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                          (80,851.44)
         Adjusted Certificate Principal Distributable Amount                     28,069.71      28,069.71     28,069.71
(xi)     Until the Target Payment Date, remaining amount to                           0.00           0.00          0.00
          Class A Noteholders
         Amount to Class A-1 Noteholders                                              0.00           0.00          0.00
         Amount to Class A-2 Noteholders                                              0.00
(xii)    After an Event of Default, Certificateholders'                               0.00
          Int. Dist. Amount
(xiii)   After an Event of Default, Certificateholders'                               0.00
          Prin. Dist. Amount
(xiv)    After the Target Pmt. Date, remaining amount                                 0.00
          into Spread Acct.

     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                53,814,180.75
                   Class A-1 Principal Distributions                                                     3,964,729.91
          Class A-1 End of Period Principal Amount (prior to turbo)                                     49,849,450.84
                   Additional Principal Distribution                                                             0.00
          Class A-1 End of Period Principal Amount                                                      49,849,450.84

          Class A-2 Beginning of Period Principal Amount                                                61,668,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     61,668,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      61,668,000.00

          Class B Beginning of Period Principal Amount                                                   3,258,093.77
                   Class B Principal Distributable Amount                                                   28,069.71
          Class B End of Period Principal Amount BEFORE Spread Account Distributions                     3,230,024.06
                   Withdrawl from Spread Account to Cover B Shortfalls                                      37,947.16
          Class B End of Period Principal Amount AFTER Spread Account Distributions                      3,192,076.90

          Certificate Beginning of Period Principal Amount                                               3,258,093.77
                   Certificate Principal Distributable Amount                                               28,069.71
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 3,230,024.06
                   Withdrawl from Spread Account to Cover Certificate Shortfalls                            37,947.16
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  3,192,076.90

Class A-1 Deficiency - Interest
     (i)  Total Distribution Amount Available                                                            4,965,134.94
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (i) and (v)A                     526,040.34
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
          Amount Remaining for Further Distribution/(Deficiency)                                         4,439,094.60

Class A-2 Deficiency - Interest
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (v) B                            4,439,094.60
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) B                            327,868.20
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         4,111,226.40

Class B Note Deficiency - Interest
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) A                           4,111,226.40
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (v) A                             28,915.58
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         4,082,310.82

Class B Certificate Deficiency - Interest
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                     4,082,310.82
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vi) and (x)                      28,915.58
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
     (iv) Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)  Interest on Interest of prior month(s) carryover shortfalls                                            0.00
          If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
          Amount Remaining for Further Distribution/(Deficiency)                                         4,053,395.24

Class A Deficiency - Principal
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vii)                            4,053,395.24
     (ii) Current distribution amounts payable pursuant to Section 5.8(a) (vii)                          3,964,729.91
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          Withdrawl from Spread  Account to Cover  Shortfall                                                     0.00
          If (i) is less than sum of (ii) + (iii), there is a Deficiency Claim Amount                              NO
          Amount Remaining for Further Distribution/(Deficiency)                                            88,665.33

Other Distributions
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (viii)                              88,665.33
     (vi) Note Insurer Premium                                                                              32,525.92
     (v)  Note Insurer Premium Supplement                                                                        0.00
          Deficiency   Amount                                                                                    0.00
          Withdrawl  from  Spread  Account  to  Cover Deficiency                                                 0.00
          If (i) is less than (ii),  there is a Deficiency Claim Amount                                            NO
          Amount  Remaining  for  Further  Distribution/(Deficiency)                                        56,139.41

Class B Notes & Certificates Deficiency - Principal
     (i)  Amounts available to make payments pursuant to Section 5.8(a) (vi) and (x)                        56,139.41
     (ii) Amounts payable pursuant to Section 5.8(a) (vi) and (x)                                          217,842.30
     (iii)Prior month(s) carryover shortfalls                                                                    0.00
          If (i) is less than sum of (ii) + (iii),  there is a Deficiency  Claim Amount                           YES
          Amount  Remaining  for  Further   Distribution/  B  Notes (Deficiency)                           (80,851.44)
          Amount Remaining for Further Distribution/ B Certificates (Deficiency)                           (80,851.44)
          Withdrawl from Spread Account to B PieceCover  Shortfalls                                        (75,894.32)
          Adjusted  Amount  Remaining for Further Distribution/(Deficiency/Shortfall)                      (85,808.57)

Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                9,013,000.00
                                 Purchased receivables more than 30 days delinquent                              0.00
                                                                                               -----------------------
                                 Total                                                                   9,013,000.00

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    144,703,596.04
                   Delinquency Ratio                                                                            6.23%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  6.23%
                          Delinquency Ratio for second preceding Determination Date                             6.41%
                          Delinquency Ratio for third preceding Determination Date                              6.78%

                   Average Delinquency Ratio                                                                    6.47%         6.47%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   6,496,984.52
                                 Current Period Defaulted Receivables                                    1,267,243.76
                                                                                               -----------------------
                                 Total                                                                   7,764,228.28

                                 Cumulative Defaulted Receivables                                        7,764,228.28
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Default Ratio                                                                     5.18%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                         2,129,363.08

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (715,341.73)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                  1,414,021.35
                                 Cumulative Previous Net Losses                                          2,127,200.48
                                                                                               -----------------------
                                 Cumulative Net Losses                                                   3,541,221.83
                                 Original Pool Balance                                                 150,000,000.00

                   Cumulative Net Loss Ratio                                                                    2.36%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       48.29
          Weighted Average Annual Percentage Rate                                                              20.40%
     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                  125,966,905.07
                          minus the Securities Balance                                                 117,977,498.97
                                                                                               -----------------------
                                                                                                         7,989,406.10
                          divided by the Aggregate Principal Balance                                            6.34%

          Floor OC Percent
                   Aggregate Principal Balance                                                         125,966,905.07
                   minus the Securities Balance                                                        117,977,498.97
                                                                                               -----------------------
                                                                                                         7,989,406.10
                   divided by the initial Aggregate Principal Balance                                  150,000,000.00
                                                                                               -----------------------
                                                                                                                5.33%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     117,977,498.97
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                           122,915,183.00
                                 (II)  balance of all Subsequent Receivables                                          27,084,817.00
                                                                                                                  -----------------
                                                                                                                       3,000,000.00
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent
                                 0.00% (II) initial Aggregate  Principal Balance
                                 150,000,000.00

                                                                                                                               0.00
                   Floor Amount                                                                          3,000,000.00

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      3,000,000.00
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 2.66%
                                 if a Trigger Event, 15% minus the OC Percent                                                 8.66%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       23.66%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                2.66%
                                 times the Aggregate Principal Balance                                 125,966,905.07
                                                                                               -----------------------
                                                                                                         3,347,615.36
                          Requisite Amount                                                               3,347,615.36

                          Does a Trigger Event exist?                                                                             N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                             N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                             N

          Required Spread Account Amount                                                                 3,347,615.36
          Beginning of Period Spread Account Balance                                                     3,403,754.78
          Additional Deposit for Subsequent Receivables Transfer                                                 0.00
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                   (56,139.42)
          Earnings on Spread Account Balance                                                                19,754.90
          Amount of Spread Account deposit (withdrawal)                                                    (75,894.32)
          Amount of Withdrawl Allocated to B Notes Shortfalls                                               37,947.16
          Amount of Withdrawl Allocated to B Certificates Shortfalls                                        37,947.16
          Net Spread Account Withdrawl to Seller                                                                 0.00
          Ending Spread Account Balance                                                                  3,347,615.36


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-4
                       6.07% Asset-Backed Notes, Class A-1
                       6.30% Asset-Backed Notes, Class A-2
                        10.59% Asset-Backed Certificates

Distribution Date                                                     5/15/98
Collection Period                                                     4/98

     Under the Sale and Servicing Agreement dated as of October 9, 1997 and amended as of October 17, 1997 (the "Agreement") by and among CPS Receivables
Corp.,  Consumer Portfolio  Services,  Inc. as Servicer,  Bankers Trust as Owner
Trustee, and Norwest Bank Minnesota, National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,819,271.12

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $205,501.15

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,613,769.97

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $51.96

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $3.79

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $48.17

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $243,114.89

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $243,114.89

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.94

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $151,977.29

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $42,636.55

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                    $109,340.74

          (p)      Scheduled Payments due in such Collection Period                                     $2,846,929.04

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,805,918.45

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $96,626,749.17

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $89,665,851.08

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $84,320,085.90

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8726371

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,721,996.73

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0488684

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $179,222.48

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,831.34

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $3.30

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.09

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    1
                          Aggregate Purchase Amount                                                         $9,624.78

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $3,101,742.41
                          Spread Account Balance                                                        $3,101,742.41

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                 ($688,626.38)

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $24,775.29

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $328,157.81

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  206
                          Aggregate Gross Amount                                                        $2,714,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  235
                          Aggregate Gross Amount                                                        $3,486,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            5.75%

          (b)      Average Delinquency Ratio                                                                    5.74%

          (c)      Cumulative Default Ratio                                                                     2.48%

          (d)      Cumulative Net Loss Ratio                                                                    0.83%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-4
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,499,016.15
     Lock Box NSF Items:                                                                                   (86,560.71)
     Total Collection Proceeds:                                                                          3,412,455.44
     For Distribution Date:                                                                                   5/15/98
     For Determination Date:                                                                                   5/8/98
     For Collection Period:                                                                                      4/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   96,626,749.17
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         96,626,749.17
                                 Principal portion of payments collected (non-prepayments)                             1,262,062.38
                                 Prepayments in full allocable to principal                                              369,872.00
                          Collections allocable to principal                                             1,631,934.38
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      217,097.89
                          Purchase Amounts allocable to principal                                            9,624.78
                                                                                               -----------------------
                   Total Principal                                                                       1,858,657.05

                   Realized Losses                                                                         328,157.81
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      94,439,934.31


          Interest
                          Collections allocable to interest                                             $1,543,856.07
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          9,942.32
                                                                                               -----------------------
                   Total Interest                                                                       $1,553,798.39

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               40,626,257.27
          Beginning of Period Class A-2 Principal Balance                                               46,307,598.60
          Beginning of Period Certificate Principal Balance                                              4,831,337.47 91,765,193.34

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,790,368.79
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            18,177.90
          Scheduled Payments due in Collection Period                                                    2,846,929.04
          Scheduled Payments collected in Collection Period                                              2,805,918.45
          Aggregate Amount of Realized Losses for preceding Distribution Date                              328,157.81

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     492.96
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                       Aggregate Gross
                                                                                                                        Amount
                                                                                                  # of Receivables  of Receivables

          31 - 59 days delinquent                                                                             206      2,714,000.00
          60+ days delinquent                                                                                 235      3,486,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                1          9,624.78

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            6,200,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                       9,624.78
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   635,435.52

          Delinquency Ratio for second preceding Determination Date                                             5.74%
          Delinquency Ratio for third preceding Determination Date                                              5.73%

          Cumulative Defaults for preceding Determination Date                                           1,984,984.00

          Cumulative Net Losses for preceding Determination Date                                           557,543.57

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               3,175,790.45
                          Liquidation Proceeds                                                             217,097.89
                          Recoveries                                                                         9,942.32
                          Purchase Amounts                                                                   9,624.78
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       12,799.86
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,425,255.30

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,262,062.38
                          Prepayments in full allocable to principal                                       369,872.00
                          Principal Balance of Liquidated Receivables                                      545,255.70
                          Purchase Amounts allocable to principal                                            9,624.78
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        2,186,814.86

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     94,439,934.31
                                                                                               -----------------------
                                                                                                        84,995,940.88

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                 Yes
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    50.5%
                                                                                               -----------------------
                                                                                                                91.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        2,186,814.86
                   Times Class A Noteholders' Percentage                                                          91%
                                                                                               -----------------------
                                                                                                         1,990,001.52
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,990,001.52

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   40,626,257.27
                   Multiplied by the Note Rate                                                                  6.07%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   205,501.15

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,307,598.60
                   Multiplied by the Note Rate                                                                  6.30%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,114.89

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        2,186,814.86
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                  109,340.74

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,831,337.47
                   Multiplied by Note Pass-Through Rate                                                        10.59%
                   Multiplied by 30/360, or for the first Distribution Date, by 29/360                      0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       42,636.55

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                          Use         Source      act distributed       Source
                                                                          ---         ------      ---------------       ------

(i)      Standby Fee                                                     4,831.34     3,425,255.30       4,831.34
         Servicing Fee (2.0%)                                          161,044.58     3,420,423.96     161,044.58          0.00
         Additional Servicing Fee Amounts                               18,177.90     3,259,379.38      18,177.90          0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                    0.00     3,241,201.48           0.00
         Unpaid Servicing Fee from prior Collection Periods                  0.00     3,241,201.48           0.00
(ii)     Transition Expenses to Standby Servicer                             0.00     3,241,201.48           0.00
(iii)    Indenture Trustee Fee                                             805.22     3,241,201.48         805.22
         Indenture Trustee's out-of-pocket expenses                        492.96     3,240,396.26         492.96
         Unpaid Indenture Trustee Fee from prior                             0.00     3,239,903.30           0.00
          Collection Periods
         Unpaid Indenture Trustee's out-of-pocket exp. -                     0.00     3,239,903.30           0.00
          prior Collection Periods
         Owner Trustee Fee                                                   0.00     3,239,903.30           0.00
         Owner Trustee's out-of-pocket expenses                              0.00     3,239,903.30           0.00
         Unpaid Owner Trustee Fee from prior Collection                      0.00     3,239,903.30           0.00
          Periods
         Unpaid Owner Trustee's out-of-pocket exp -                          0.00     3,239,903.30           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                              764.71     3,239,903.30         764.71
         Collateral Agent Expenses                                           0.00     3,239,138.59           0.00
         Unpaid Collateral Agent  Fee from prior                             0.00     3,239,138.59           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                         0.00     3,239,138.59           0.00
          Collection Periods
(v) (A)  Class A-1 Interest Distributable Amount - Current Month       205,501.15
         Prior Month(s) Class A-1 Interest Carryover Shortfall               0.00
         Class A-1 Interest Carryover Shortfall                              0.00
         Interest on Interest Carryover from Prior Months                    0.00
         Current Month Class A-1 Interest Carryover Shortfall                0.00
         Class A-1 Interest Distributable Amount                       205,501.15     3,239,138.59     205,501.15
    (B)  Class A-2 Interest Distributable Amount - Current Month       243,114.89
         Prior Month(s) Class A-2 Interest Carryover Shortfall               0.00
         Class A-2 Interest Carryover Shortfall                              0.00
         Interest on Interest Carryover from Prior Months                    0.00
         Current Month Class A-2 Interest Carryover Shortfall                0.00
         Class A-2 Interest Distributable Amount                       243,114.89     3,033,637.44     243,114.89
(vi) (A) Certificate Note Interest - Unadjusted                         42,636.55
         Certificate Note Interest Carryover Shortfall -                     0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                0.00
         Interest on B Interest Carryover from Prior Months                  0.00
         Current Month Certificate Interest Shortfall                        0.00
         Adjusted Certificate Note Interest Distributable Amount        42,636.55     2,790,522.55      42,636.55
(vii)    Class A Principal Distributable Amount - Current Month      1,990,001.52
         Class A Principal Carryover Shortfall - Previous Month(s)           0.00
         Current Month Class A Principal Shortfall                           0.00
         Withdrawal from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount to Class A-1          1,990,001.52     2,747,886.00   1,990,001.52          0.00
         Class A Principal Distribution Amount to Class A-2                  0.00       757,884.48           0.00          0.00
(viii)   Note Insurer Premium                                           24,775.29       757,884.48      24,775.29
         Note Insurer Premium Supplement                                     0.00       733,109.19           0.00
         Other Reimbursement Obligations to Note Insurer                     0.00       733,109.19           0.00
(ix)     Transition Expenses to successor Servicer                           0.00       733,109.19           0.00
(x)      Certificate Principal Distributable Amount - Current          109,340.74
          Month Unadjusted
         Certificate Principal Carryover Shortfall - Previous Month(s        0.00             0.00           0.00
         Current Month Certificate Principal Shortfall                       0.00             0.00           0.00
         Adjusted Certificate Principal Distributable Amount           109,340.74       733,109.19     109,340.74
(xi)     Until the Target Payment Date, remaining amount to            623,768.45       623,768.45     623,768.45
          Class A Noteholders
         Amount to Class A-1 Noteholders                               623,768.45             0.00           0.00
         Amount to Class A-2 Noteholders                                     0.00             0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into                   0.00     3,424,762.34         Total Disbursements
          Spread Acct.                                                                3,425,255.30         Total Distribution Amt
                                                                                                           ======================
                                                                                                           (492.96)Shortage (Over)
                                                                                                           ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                40,626,257.27
                   Class A-1 Principal Distributions                                                     1,990,001.52
          Class A-1 End of Period Principal Amount (prior to turbo)                                     38,636,255.75
                   Additional Principal Distribution                                                       623,768.45
          Class A-1 End of Period Principal Amount                                                      38,012,487.30

          Class A-2 Beginning of Period Principal Amount                                                46,307,598.60
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     46,307,598.60
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      46,307,598.60

          Certificate Beginning of Period Principal Amount                                               4,831,337.47
                   Certificate Principal Distributable Amount                                              109,340.74
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,721,996.73
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,721,996.73

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  866,883.34
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                6,200,000.00
                                 Purchased receivables more than 30 days delinquent                          9,624.78
                                                                                               -----------------------
                                 Total                                                                   6,209,624.78

                          Aggregate Gross  Principal  Balance as of the close of
                                 business on the last day of the
                                 Collection Period.                                                    108,011,688.12
                   Delinquency Ratio                                                                            5.75%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  5.75%
                          Delinquency Ratio for second preceding Determination Date                             5.74%
                          Delinquency Ratio for third preceding Determination Date                              5.73%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    5.74%         5.74%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                   1,984,984.00
                                 Current Period Defaulted Receivables                                      635,435.52
                                                                                               -----------------------
                                 Total                                                                   2,620,419.52

                                 Cumulative Defaulted Receivables                                        2,620,419.52
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Default Ratio                                                                     2.48%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           545,255.70

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (227,040.21)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    318,215.49
                                 Cumulative Previous Net Losses                                            557,543.57
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     875,759.06
                                 Original Pool Balance                                                 105,860,630.11

                   Cumulative Net Loss Ratio                                                                    0.83%

Additional Pool Information:
          Weighted Average Original Term                                                                        56.79
          Weighted Average Remaining Term                                                                       50.29
          Weighted Average Annual Percentage Rate                                                              20.32%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   94,439,934.31
                          minus the Securities Balance                                                  89,042,082.63
                                                                                               -----------------------
                                                                                                         5,397,851.68
                          divided by the Aggregate Principal Balance                                            5.72%

          Floor OC Percent
                   Aggregate Principal Balance                                                          94,439,934.31
                   minus the Securities Balance                                                         89,042,082.63
                                                                                               -----------------------
                                                                                                         5,397,851.68
                   divided by the initial Aggregate Principal Balance                                  105,860,630.11
                                                                                               -----------------------
                                                                                                                5.10%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                      100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                     89,042,082.63
                          (ii) the sum of
                              (A)2% of the sum of                                                                            2.00%
                                 (I)   initial Aggregate Principal Balance                                          105,860,630.11
                                 (II)  balance of all Subsequent Receivables                                                  0.00

                                                                                                                      2,117,212.60
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                           105,860,630.11

                                                                                                                              0.00
                   Floor Amount                                                                          2,117,212.60

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      2,117,212.60
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                 3.28%
                                 if a Trigger Event, 15% minus the OC Percent                                                 9.28%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                       24.28%
                                 if an Insurance Agreement Event of Default, unlimited                                      999.00%
                                                                                                                3.28%
                                 times the Aggregate Principal Balance                                  94,439,934.31
                                                                                               -----------------------
                                                                                                         3,101,742.41
                          Requisite Amount                                                               3,101,742.41

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                 3,101,742.41
          Beginning of Period Spread Account Balance                                                     3,790,368.79
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                           (3,162.77)
          Required addition to/(eligible withdrawal from) Spread Account                                  (685,463.61)
          Earnings on Spread Account Balance                                                                17,600.97
          Amount of Spread Account deposit (withdrawal)                                                   (703,064.58)
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                         (703,064.58)
          Ending Spread Account Balance                                                                  3,101,742.41


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                          Monthly Noteholder Statement
                        CPS Auto Receivables Trust 1997-5
                       6.26% Asset-Backed Notes, Class A-1
                       6.40% Asset-Backed Notes, Class A-2
                        10.55% Asset-Backed Certificates


Distribution Date                                            5/15/98
Collection Period                                            4/98

     Under the Sale and Servicing  Agreement  dated as of December 1, 1997, (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer,  Bankers Trust as Owner Trustee,  and Norwest Bank  Minnesota,
National Association, as Indenture Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Noteholders and Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Note, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:


     1    Notes.
          (a)      The aggregate amount of the distribution
                   to Class A-1 Noteholders on the Distribution
                   Date set forth above                                                                 $2,592,506.02

          (b)      The amount of the distribution set forth in
                   paragraph A.1. (a) above in respect of interest                                        $243,857.15

          (c)      The amount of the distribution set forth in
                   in paragraph A.1. (a) above in respect of principal                                  $2,348,648.87

          (d)      The amount of the distribution set forth in
                   paragraph A.1. (a) above, per  $1,000                                                       $46.50

          (e)      The amount of the distribution set forth in
                   paragraph A.1. (b) above, per $1,000                                                         $4.37

          (f)      The amount of the distribution set forth in
                   paragraph A.1. (c) above, per $1,000 principal                                              $42.13

          (g)      The aggregate amount of the distribution
                   to Class A-2 Noteholders on the Distribution
                   Date set forth above                                                                   $187,600.00

          (h)      The amount of the distribution set forth in
                   paragraph A.1. (g) above in respect of interest                                        $187,600.00

          (i)      The amount of the distribution set forth in
                   in paragraph A.1. (g) above in respect of principal                                          $0.00

          (j)      The amount of the distribution set forth in
                   paragraph A.1. (g) above, per  $1,000                                                        $3.04

          (k)      The amount of the distribution set forth in
                   paragraph A.1. (h) above, per $1,000                                                         $0.00

          (l)      The amount of the distribution set forth in
                   paragraph A.1. (i) above, per $1,000                                                         $0.00

          (m)      The aggregate amount of the distribution to
                   Certificateholders on the Distribution Date set forth above                            $135,177.33

          (n)      The amount of the distribution set forth in
                   paragraph A.1. (m) above in respect of interest                                         $39,500.66

          (o)      The amount of the distribution set forth in
                   in paragraph A.1. (m) above in respect of principal                                     $95,676.67

          (p)      Scheduled Payments due in such Collection Period                                     $2,610,527.86

          (q)      Scheduled Payments collected in such
                   Collection Period                                                                    $2,584,875.29

B.   Information Regarding the Performance of the Trust.
     1    Pool,  Note and Certificate Balances
          (a)      The aggregate Principal Balance of the
                   Receivables as of the close of business
                   on the last day of the preceding Collection  Period                                 $89,939,491.63

          (b)      The aggregate  principal  amount of the  Securities as of the close of  business  on the last day set  forth  above,  after giving effect to payments
                   allocated to principal in paragraph A.1.(c),(i),(o) above                           $84,500,213.05

          (c)      Aggregate  principal  amount  of  Notes  as of the  close  of business on the last day set forth above, after giving effect
                   to payments allocated to principal in paragraph A.1.(c),(i) above                   $79,572,131.43

          (d)      The Note Pool Factor as of the close of business
                   on the last day set forth above                                                          0.8847296

          (e)      Aggregate  principal  amount  of the  Certificates  as of the close of  business  on the last day set  forth  above,  after giving effect
                   to payments allocated to principal in paragraph A.1.(o) above                        $4,397,289.56

          (f)      The Certificate Pool Factor as of the close of business
                   on the last day set forth above                                                          0.0488916

     2    Servicing Fee and Purchased Receivables.
          (a)      The aggregate amount of the Servicing Fee
                   (exclusive of the Standby Fee paid to the
                   Standby Servicer) paid to the Servicer with
                   respect to the Collection Period set forth above                                       $165,446.96

                   The aggregate amount of the Standby Fee
          (b)      paid to the Standby Servicer with respect to the
                   Collection Period set forth above.                                                       $4,496.97

          (c)      The amount of the payment set forth in
                   paragraph B.2. (a) above per $1,000                                                          $2.97

          (d)      The amount of the payment set forth in
                   paragraph B.2. (b) above per $1,000                                                          $0.08

          (e)      The amount of any unpaid Servicing Fee                                                       $0.00

          (f)      The change in the amount of any unpaid
                   Servicing Fee from the prior Distribution Date                                               $0.00

                   The number and aggregate  Purchase Amount of Receivables that became Purchased  Receivables  during the related  Collection
                   Period
                          Number                                                                                    3
                          Aggregate Purchase Amount                                                        $35,905.34

     3    Payment Shortfalls.
          (a)      The  amount  of the Class A-1  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (b) above                                                                     $0.00

          (b)      The  amount  of the Class A-2  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (h) above                                                                     $0.00

          (c)      The amount of the Class A Principal Carryover Shortfall after giving effect to the payments set forth in
                   paragraph A.1.(c),(i) above                                                                  $0.00

          (d)      The  amount  of the  Class  B  Interest  Carryover  shortfall shortfall after giving effect to the payments set forth in
                   paragraph A.1. (n) above                                                                     $0.00

          (e)      The amount of the Class B Principal Carryover Shortfall after giving effect to the payment set forth in
                   paragraph A.1. (o) above                                                                     $0.00

     4    Spread Account.
          (a)      The  Specified  Spread  Account  Balance with respect to such
                   Distribution  Date  and the  Spread  Account  Balance  on the
                   Distribution  Date set forth above,  after  giving  effect to distributions made on such Distribution Date
                          Specified Spread Account Balance                                              $3,865,799.07
                          Spread Account Balance                                                        $3,415,463.02

          (b)      The change in the spread account on the Distribution
                    Date set forth above                                                                   $15,789.74

     5    Policy
          (a)      The amount paid to the Noteholders
                   under the Policy for such Distribution Date                                                  $0.00

          (b)      The amount distributable to the Note
                   Insurer on such Distribution Date                                                       $26,033.45

     6 Losses and Delinquencies.
          (a)      The aggregate amount of Realized Losses on the
                   Distribution Date set forth above                                                      $225,705.08

          (b)      The change in the aggregate amount of
                   Realized Losses from the prior Distribution Date                                             $0.00

          (c)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges,  for which Obligors are delinquent between 31 and 59 days
                          Number                                                                                  201
                          Aggregate Gross Amount                                                        $2,659,000.00

          (d)      The number of  Receivables  and the  aggregate  gross  amount scheduled to be paid,  including  unearned  finance and other charges, for which Obligors are delinquent 60 days or more
                          Number                                                                                  167
                          Aggregate Gross Amount                                                        $2,245,000.00

     7    Performance Triggers
          (a)      Delinquency Ratio                                                                            4.98%

          (b)      Average Delinquency Ratio                                                                    4.29%

          (c)      Cumulative Default Ratio                                                                     1.06%

          (d)      Cumulative Net Loss Ratio                                                                    0.33%

          (e)      Is a Portfolio Performance Test violation continuing?                                           No

          (f)      Has an Insurance Agreement Event of Default occurred?                                           No

CPS Auto Receivables Trust 1997-5
Statement to Noteholders

Is there a Deficiency Claim Amount?                                                                                NO
     Deficiency Claim Amount                                                                                     0.00

Inputs
     Gross Collection Proceeds:                                                                          3,192,447.27
     Lock Box NSF Items:                                                                                   (90,664.52)
     Total Collection Proceeds:                                                                          3,101,782.75
     For Distribution Date:                                                                                   5/15/98
     For Determination Date:                                                                                   5/8/98
     For Collection Period:                                                                                      4/98

     Collateral Activity Information
          Principal
          Beginning Principal Balance                                                                   89,939,491.63
          Beginning Principal Balance of Subsequent Receivables Transferred                                      0.00
                                                                                               -----------------------
          Aggregate Beginning Principal Balance                                                         89,939,491.63
                                 Principal portion of payments collected (non-prepayments)                             1,174,241.48
                                 Prepayments in full allocable to principal                                              342,869.00
                          Collections allocable to principal                                             1,517,110.48
                          Partial prepayments relating to various contracts or policies                          0.00
                          Liquidation Proceeds allocable to principal                                      134,812.58
                          Purchase Amounts allocable to principal                                           35,905.34
                                                                                               -----------------------
                   Total Principal                                                                       1,687,828.40

                   Realized Losses                                                                         225,705.08
                   Cram Down Losses                                                                              0.00

          Ending Principal Balance                                                                      88,025,958.15


          Interest
                          Collections allocable to interest                                             $1,410,633.81
                          Liquidation Proceeds allocable to interest                                             0.00
                          Purchase Amounts allocable to interest                                                 0.00
                          Recoveries from Liquidated Receivables from prior periods                          3,320.54
                                                                                               -----------------------
                   Total Interest                                                                       $1,413,954.35

     Note & Certificate Information
          Beginning of Period Class A-1 Principal Balance                                               46,745,780.30
          Beginning of Period Class A-2 Principal Balance                                               35,175,000.00
          Beginning of Period Certificate Principal Balance                                              4,492,966.23 86,413,746.53

     Miscellaneous Balances
          Beginning of Period Spread Account Balance                                                     3,399,673.28
          Additional Servicing Fee Amounts (late fees, prepayment charges, etc.)                            15,547.81
          Scheduled Payments due in Collection Period                                                    2,610,527.86
          Scheduled Payments collected in Collection Period                                              2,584,875.29
          Aggregate Amount of Realized Losses for preceding Distribution Date                              225,705.08

     Miscellaneous Current Expenses
          Trustee's out-of-pocket expenses                                                                     442.15
          Collateral Agent's expenses                                                                            0.00
          Transition Expenses to Standby Servicer                                                                0.00
          Transition Expenses to successor Servicer                                                              0.00
          Other Reimbursement Obligations to Note Insurer (non-Premium)                                          0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
          Unpaid Standby Fee from prior Collection Periods                                                       0.00
          Unpaid Servicing Fee from prior Collection Periods                                                     0.00
          Unpaid Trustee Fee from prior Collection Periods                                                       0.00
          Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
          Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
          Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                  # of Receivables   of Receivables

          31 - 59 days delinquent                                                                             201      2,659,000.00
          60+ days delinquent                                                                                 167      2,245,000.00

     Purchased Receivables                                                                                              Aggregate
                                                                                                                      Purchase Amt
                                                                                                  # of Receivables   of Receivables

                                                                                                                3         35,905.34

     Information for Portfolio Performance Tests
          Principal Balance of all  Receivables  delinquent  more than 30 days as of the close of business on the last day of the
                   related Collection Period.                                                            4,904,000.00
          Principal Balance of all Receivables that became Purchased Receivables as of                      35,905.34
                   the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
          Principal Balance of all Receivables that became Defaulted  Receivables
                   during the related Collection Period.                                                   345,661.96

          Delinquency Ratio for second preceding Determination Date                                             4.12%
          Delinquency Ratio for third preceding Determination Date                                              3.78%

          Cumulative Defaults for preceding Determination Date                                             666,587.59

          Cumulative Net Losses for preceding Determination Date                                            96,324.90

          Does a Trigger Event Exist?                                                                               N
          Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
          Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                          All collections on receivables (incl. amts from payahead, excl.
                          amounts deposited into payahead)                                               2,927,744.29
                          Liquidation Proceeds                                                             134,812.58
                          Recoveries                                                                         3,320.54
                          Purchase Amounts                                                                  35,905.34
                          Note Insurer Optional Deposit pursuant to Section 4.11(iii)                            0.00
                          Investment earnings from Collection Account                                       11,389.74
                                                                                               -----------------------
          Total Distribution Amount                                                                      3,113,172.49

     Distributable Amount
          Principal Distributable Amount
                          Principal portion of payments collected (non-prepayments)                      1,174,241.48
                          Prepayments in full allocable to principal                                       342,869.00
                          Principal Balance of Liquidated Receivables                                      360,517.66
                          Purchase Amounts allocable to principal                                           35,905.34
                          Cram Down Losses                                                                       0.00
                                                                                               -----------------------
                   Principal Distributable Amount                                                        1,913,533.48

          Class A Target Amount
                      90%                                                                                         90%
                   times Aggregate Principal Balance of Receivables                                     88,025,958.15
                                                                                               -----------------------
                                                                                                        79,223,362.34

          Class A Noteholders' Percentage
                   After the Target Payment Date?                                                                  No
                   Will the Class A-2 Notes be reduced to 0?                                                       No
                   On or Prior to Target Payment Date                                                           95.0%
                   After Target Payment Date, before Payment Date when A-2 reduced to 0                         91.0%
                   On Payment Date when Class A-2 Notes will be reduced to 0                                    40.7%
                                                                                               -----------------------
                                                                                                                95.0%

          Class A Noteholders' Principal Distributable Amount
                   Principal Distributable Amount                                                        1,913,533.48
                   Times Class A Noteholders' Percentage                                                          95%
                                                                                               -----------------------
                                                                                                         1,817,856.81
                   Note Insurer Optional Deposit: Class A Prin Distributable Amt.                                0.00
                                                                                               -----------------------
                   Class A Principal Distributable Amount                                                1,817,856.81

          Class A-1 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   46,745,780.30
                   Multiplied by the Note Rate                                                                  6.26%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   243,857.15

          Class A-2 Noteholders' Interest Distributable Amount
                   Beginning of Period Principal Balance of the Notes                                   35,175,000.00
                   Multiplied by the Note Rate                                                                  6.40%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Class A Interest Distributable Amount                                                   187,600.00

          Certificateholders Principal Distributable Amount
                   Principal Distributable Amount                                                        1,913,533.48
                   Times Certificate Percentage                                                                  5.0%
                                                                                               -----------------------
                   Class B Principal Distributable Amount                                                   95,676.67

          Certificateholders' Interest Amount
                   Beginning of Period Principal Balance of the Certificates                             4,492,966.23
                   Multiplied by Note Pass-Through Rate                                                        10.55%
                   Multiplied by 30/360, or for the first Distribution Date, by 4/360                       0.0833333
                                                                                               -----------------------
                   Certificate Coupon Interest Amount                                                       39,500.66

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class B Interest Carryover Shortfall from previous period                                                        0.00
Interest on Class B Interest Carryover Shortfall                                                                 0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class B Interest Shortfall                                                             0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A Principal Carryover Shortfall from previous period                                                       0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-1 Interest Carryover Shortfall from previous period                                                      0.00
Interest on Class A-1 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-1 Interest Shortfall                                                           0.00
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Class A-2 Interest Carryover Shortfall from previous period
Interest on Class A-2 Interest Carryover Shortfall                                                               0.00
                                                                                               -----------------------
                                                                                                                 0.00

    Interest Carryover on Class A-2 Interest Shortfall
    Interest Earned                                                                                              0.00
                                                                                               -----------------------
                                                                                                                 0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                                 Use         Source      act distributed     Source
                                                                                 ---         ------      ---------------     ------

(i)      Standby Fee                                                           4,496.97     3,113,172.49       4,496.97
         Servicing Fee (2.0%)                                                149,899.15     3,108,675.52     149,899.15        0.00
         Additional Servicing Fee Amounts                                     15,547.81     2,958,776.37      15,547.81        0.00
          (late fees, prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                          0.00     2,943,228.56           0.00
         Unpaid Servicing Fee from prior Collection Periods                        0.00     2,943,228.56           0.00
(ii)     Transition Expenses to Standby Servicer                                   0.00     2,943,228.56           0.00
(iii)    Indenture Trustee Fee                                                   749.50     2,943,228.56         749.50
         Indenture Trustee's out-of-pocket expenses                              442.15     2,942,479.06         442.15
         Unpaid Indenture Trustee Fee from prior Collection Periods                0.00     2,942,036.91           0.00
         Unpaid Indenture Trustee's out-of-pocket exp. -                           0.00     2,942,036.91           0.00
          prior Collection Periods
         Owner Trustee Fee                                                         0.00     2,942,036.91           0.00
         Owner Trustee's out-of-pocket expenses                                    0.00     2,942,036.91           0.00
         Unpaid Owner Trustee Fee from prior Collection Periods                    0.00     2,942,036.91           0.00
         Unpaid Owner Trustee's out-of-pocket exp -                                0.00     2,942,036.91           0.00
          prior Collection Periods
(iv)     Collateral Agent Fee                                                    720.11     2,942,036.91         720.11
         Collateral Agent Expenses                                                 0.00     2,941,316.80           0.00
         Unpaid Collateral Agent  Fee from prior                                   0.00     2,941,316.80           0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                               0.00     2,941,316.80           0.00
          Collection Periods
(v) (A)  Class A-1 Interest Distributable Amount - Current Month             243,857.15
         Prior Month(s) Class A-1 Interest Carryover Shortfall                     0.00
         Class A-1 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-1 Interest Carryover Shortfall                      0.00
         Class A-1 Interest Distributable Amount                             243,857.15     2,941,316.80     243,857.15
    (B)  Class A-2 Interest Distributable Amount - Current Month             187,600.00
         Prior Month(s) Class A-2 Interest Carryover Shortfall                     0.00
         Class A-2 Interest Carryover Shortfall                                    0.00
         Interest on Interest Carryover from Prior Months                          0.00
         Current Month Class A-2 Interest Carryover Shortfall                      0.00
         Class A-2 Interest Distributable Amount                             187,600.00     2,697,459.65     187,600.00
(vi) (A) Certificate Note Interest - Unadjusted                               39,500.66
         Certificate Note Interest Carryover Shortfall -                           0.00
          Previous Month(s)
         Interest on B Interest Shortfall - Previous Month(s)                      0.00
         Interest on B Interest Carryover from Prior Months                        0.00
         Current Month Certificate Interest Shortfall                              0.00
         Adjusted Certificate Note Interest Distributable Amount              39,500.66     2,509,859.65      39,500.66
(vii)    Class A Principal Distributable Amount - Current Month            1,817,856.81
         Class A Principal Carryover Shortfall - Previous Month(s)                 0.00
         Current Month Class A Principal Shortfall                                 0.00
         Withdrawal from Spread Account to Cover Shortfall                         0.00
         Class A Principal Distribution Amount to Class A-1                1,817,856.81     2,470,358.99   1,817,856.81        0.00
         Class A Principal Distribution Amount to Class A-2                        0.00       652,502.18           0.00        0.00
(viii)   Note Insurer Premium                                                 26,033.45       652,502.18      26,033.45
         Note Insurer Premium Supplement                                           0.00       626,468.73           0.00
         Other Reimbursement Obligations to Note Insurer                           0.00       626,468.73           0.00
(ix)     Transition Expenses to successor Servicer                                 0.00       626,468.73           0.00
(x)      Certificate Principal Distributable Amount -                         95,676.67
          Current Month Unadjusted
         Certificate Principal Carryover Shortfall -                               0.00             0.00           0.00
          Previous Month(s)
         Current Month Certificate Principal Shortfall                             0.00             0.00           0.00
         Adjusted Certificate Principal Distributable Amount                  95,676.67       626,468.73      95,676.67
(xi)     Until the Target Payment Date, remaining amount to                  530,792.06       530,792.06     530,792.06
          Class A Noteholders
         Amount to Class A-1 Noteholders                                     530,792.06             0.00           0.00
         Amount to Class A-2 Noteholders                                           0.00             0.00           0.00
(xiv)    After the Target Pmt. Date, remaining amount into                         0.00     3,112,730.34 Total Disbursements
          Spread Acct.                                                                      3,113,172.49 Total Distribution Amt
                                                                                                         ======================
                                                                                                         (442.15)Shortage (Over)
                                                                                                         ======================
     Securities Balance
          Class A-1 Beginning of Period Principal Amount                                                46,745,780.30
                   Class A-1 Principal Distributions                                                     1,817,856.81
          Class A-1 End of Period Principal Amount (prior to turbo)                                     44,927,923.49
                   Additional Principal Distribution                                                       530,792.06
          Class A-1 End of Period Principal Amount                                                      44,397,131.43

          Class A-2 Beginning of Period Principal Amount                                                35,175,000.00
                   Class A-2 Principal Distributions                                                             0.00
          Class A-2 End of Period Principal Amount (prior to turbo)                                     35,175,000.00
                   Additional Principal Distribution                                                             0.00
          Class A-2 End of Period Principal Amount                                                      35,175,000.00

          Certificate Beginning of Period Principal Amount                                               4,492,966.23
                   Certificate Principal Distributable Amount                                               95,676.67
          Certificate End of Period Principal Amount BEFORE Spread Account Distributions                 4,397,289.56
                   Withdrawal from Spread Account to Cover Certificate Shortfalls                                0.00
          Certificate End of Period Principal Amount AFTER Spread Account Distributions                  4,397,289.56

          Adjusted Amount Remaining for Further Distribution/(Deficiency)                                  718,392.06
Calculations
          Performance Measures
                   Calculation of Delinquency Ratio (Current Period)
                          Delinquency Amount
                                 Receivables more than 30 days delinquent                                4,904,000.00
                                 Purchased receivables more than 30 days delinquent                         35,905.34
                                                                                               -----------------------
                                 Total                                                                   4,939,905.34

                          Aggregate Gross  Principal  Balance as of the close of
                                 business  on the last day of the
                                 Collection Period.                                                     99,184,953.20
                   Delinquency Ratio                                                                            4.98%

                   Calculation of Average Delinquency Ratio
                          Delinquency Ratio for most recent Determination Date                                  4.98%
                          Delinquency Ratio for second preceding Determination Date                             4.12%
                          Delinquency Ratio for third preceding Determination Date                              3.78%
                                                                                               -----------------------
                   Average Delinquency Ratio                                                                    4.29%         4.29%

                   Calculation of Cumulative Default Ratio
                          Default Amount
                                 Principal Balance of Previously Defaulted Receivables                     666,587.59
                                 Current Period Defaulted Receivables                                      345,661.96
                                                                                               -----------------------
                                 Total                                                                   1,012,249.55

                                 Cumulative Defaulted Receivables                                        1,012,249.55
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Default Ratio                                                                     1.06%

                   Calculation of Cumulative Net Loss Ratio
                          Calculation of Net Liquidation Losses
                                 Principal Balance plus accrued and unpaid interest of
                                          Liquidated Receivables                                           360,517.66

                                 Cram Down Losses                                                                0.00
                                 Net Liquidation Proceeds                                                 (138,133.12)
                                                                                               -----------------------
                                 Net Liquidation Losses                                                    222,384.54
                                 Cumulative Previous Net Losses                                             96,324.90
                                                                                               -----------------------
                                 Cumulative Net Losses                                                     318,709.44
                                 Original Pool Balance                                                  95,706,307.00

                   Cumulative Net Loss Ratio                                                                    0.33%

Additional Pool Information:
          Weighted Average Original Term                                                                        57.00
          Weighted Average Remaining Term                                                                       51.46
          Weighted Average Annual Percentage Rate                                                              20.23%

     Spread Account
          OC Percent
                          Aggregate Principal Balance                                                   88,025,958.15
                          minus the Securities Balance                                                  83,969,420.99
                                                                                               -----------------------
                                                                                                         4,056,537.16
                          divided by the Aggregate Principal Balance                                            4.61%

          Floor OC Percent
                   Aggregate Principal Balance                                                          88,025,958.15
                   minus the Securities Balance                                                         83,969,420.99
                                                                                               -----------------------
                                                                                                         4,056,537.16
                   divided by the initial Aggregate Principal Balance                                   95,706,307.00
                                                                                               -----------------------
                                                                                                                4.24%

          Floor Amount
                   greater of
                       (a)$100,000                                                                                       100,000.00
                       (b)the lesser of
                          (i) Securities Balance                                                                      83,969,420.99
                          (ii) the sum of
                              (A)2% of the sum of                                                                             2.00%
                                 (I)   initial Aggregate Principal Balance                                            95,706,307.00
                                 (II)  balance of all Subsequent Receivables                                                   0.00

                                                                                                                       1,914,126.14
                              (B)the product of
                                 (I)  excess  of 1% over the  Floor  OC  Percent                                              0.00%
                                 (II) initial Aggregate  Principal Balance                                            95,706,307.00

                                                                                                                               0.00
                   Floor Amount                                                                          1,914,126.14

          Requisite Amount
                          the greater of
                              (1)the Floor Amount                                                                      1,914,126.14
                              (2)the product of:
                                 if no Trigger Event, 9% minus the OC Percent                                                  4.4%
                                 if a Trigger Event, 15% minus the OC Percent                                                 10.4%
                                 if a Portfolio Performance Event of Default, 30% minus the OC Percent                        25.4%
                                 if an Insurance Agreement Event of Default, unlimited                                         999%
                                                                                                                   4%
                                 times the Aggregate Principal Balance                                  88,025,958.15
                                                                                               -----------------------
                                                                                                         3,865,799.07
                          Requisite Amount                                                               3,865,799.07

                          Does a Trigger Event exist?                                                                            N
                          Is a Portfolio Performance Test violation continuing? (Y/N)                                            N
                          Has an Insurance Agreement Event of Default occurred? (Y/N)                                            N

          Required Spread Account Amount                                                                 3,865,799.07
          Beginning of Period Spread Account Balance                                                     3,399,673.28
          Spread Account Deposit (Withdrawal) from Current Distributions                                         0.00
          Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
          Required addition to/(eligible withdrawal from) Spread Account                                   466,125.79
          Earnings on Spread Account Balance                                                                15,789.74
          Amount of Spread Account deposit (withdrawal)                                                          0.00
          Amount of Withdrawal Allocated to B Piece Shortfalls                                                   0.00
          Net Spread Account Withdrawal to Seller                                                                0.00
          Ending Spread Account Balance                                                                  3,415,463.02


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Note as of the Determination Date set forth above.

                                          CONSUMER PORTFOLIO SERVICES, INC.

                                 By:
                                          -----------------------------------------------------

                                 Name:                       James L. Stock
                                          -----------------------------------------------------
                                 Title:                      Vice President
                                          -----------------------------------------------------






                       Monthly Certificateholder Statement
                          CPS Auto Grantor Trust 1998-1
                    6.00% Asset-Backed Certificates, Class A
                    10.25% Asset-Backed Certificates, Class B
                                   Revision #2

Distribution Date                                                  5/15/98
Collection Period                                                  4/98

     Under the Pooling and Servicing  Agreement  dated as of March 16, 1998 (the
"Agreement") by and among CPS Receivables Corp.,  Consumer  Portfolio  Services,
Inc. as Servicer, and Norwest Bank Minnesota, National Association, as Trustee and as Collateral Agent, the Servicer is required to prepare certain information each month regarding current distributions to Certificateholders and the performance of the Trust during the previous month. The information which is required to be prepared with respect to the Distribution Date and Collection
Period listed above is set forth below. Certain of the information is presented on the basis of an original principal amount of $1,000 per Certificate, and certain other information is presented based upon the aggregate amounts for the Trust as a whole.

A.   Information Regarding the Current Monthly Distribution:

     1     Certificates.
           (a)      The aggregate amount of the distribution
                    to Class A Certificateholders on the Distribution
                    Date set forth above                                                                 $3,280,124.55

           (b)      The amount of the distribution set forth in
                    paragraph A.1. (a) above in respect of interest                                        $876,805.95

           (c)      The amount of the distribution set forth in
                    in paragraph A.1. (a) above in respect of principal                                  $2,403,318.60

           (d)      The amount of the distribution set forth in
                    paragraph A.1. (a) above, per  $1,000 interest                                              $18.47

           (e)      The amount of the distribution set forth in
                    paragraph A.1. (b) above, per $1,000 interest                                                $4.94

           (f)      The amount of the distribution set forth in
                    paragraph A.1. (c) above, per $1,000 interest                                               $13.53

           (g)      The aggregate amount of the distribution to Class B
                    Certificateholders on the Distribution Date set forth above                            $205,326.07

           (h)      The amount of the distribution set forth in
                    paragraph A.1. (g) above in respect of interest                                         $78,835.62

           (i)      The amount of the distribution set forth in
                    in paragraph A.1. (g) above in respect of principal                                    $126,490.45

           (j)      Scheduled Payments due in such Collection Period                                     $5,239,933.38

           (k)      Scheduled Payments collected in such
                    Collection Period                                                                    $4,760,868.17

B.   Information Regarding the Performance of the Trust.
     1     Pool Balance and Certificate Balances
           (a)      The aggregate Principal Balance of the
                    Receivables as of the close of business
                    on the last day of the preceding Collection  Period                                $184,590,726.38

           (b)      The aggregate balance of the Certificates as of the close of business  on the  last day set  forth  above,  after  giving effect to payments
                    allocated to principal in paragraph A.1.(c) above                                  $182,060,917.33

           (c)      The Pool factor as of the close of business
                    on the last day set forth above                                                          0.9862950

     2     Servicing Fee and Purchased Receivables.
           (a)      The aggregate amount of the Servicing Fee
                    (exclusive of the Standby Fee paid to the
                    Standby Servicer) paid to the Servicer with
                    respect to the Collection Period set forth above                                       $326,115.21

                    The aggregate amount of the Standby Fee
           (b)      paid to the Standby Servicer with respect to the
                    Collection Period set forth above.                                                       $3,845.64

           (c)      The amount of the payment set forth in
                    paragraph B.2. (a) above per $1,000 interest                                                 $1.84

           (d)      The amount of the payment set forth in
                    paragraph B.2. (b) above per $1,000 interest                                                 $0.02

           (e)      The amount of any unpaid Servicing Fee                                                       $0.00

           (f)      The change in the amount of any unpaid
                    Servicing Fee from the prior Distribution Date                                               $0.00

                    The number and aggregate Purchase Amount of Receivables that became Purchased  Receivables  during the related Collection
                    Period
                           Number                                                                                   11
                           Aggregate Purchase Amount                                                       $139,197.12

     3     Payment Shortfalls.
           (a)      The amount of the Interest Carryover shortfall
                    after giving effect to the payments set forth in
                    paragraph A.1. (b) above                                                                     $0.00

           (b)      The amount of the Principal Carryover Shortfall after giving effect to the payment set forth in
                    paragraph A.1. (c) above                                                                     $0.00

     4     Payahead Account.
           (a)      The aggregate Payahead Balance on the
                    prior Distribution Date                                                                 $66,868.21

           (b)      Distributions (to) from Collection Account                                              ($9,101.62)
                    for Payaheads
           (c)      Interest earned on Payahead Balances                                                       $370.05

           (d)      Ending Payahead Account Balance                                                         $58,136.64

     5     Spread Account.
           (a)      The Specified  Spread  Account  Balance with respect to such
                    Distribution  Date and the  Spread  Account  Balance  on the
                    Distribution  Date set forth above,  after giving  effect to distributions made on such Distribution Date
                           Specified Spread Account Balance                                             $24,578,223.84
                           Spread Account Balance                                                       $14,107,867.96

           (b)      The change in the spread account on the Distribution
                     Date set forth above                                                                $3,136,871.24

     6     Policy
           (a)      The amount paid to the Certificateholders
                    under the Policy for such Distribution Date                                                  $0.00

           (b)      The amount distributable to the Certificate
                    Insurer on such Distribution Date                                                       $59,093.94

     7     Losses and Delinquencies.
           (a)      The aggregate amount of Realized Losses on the
                    Distribution Date set forth above                                                        $6,616.30

           (b)      The change in the aggregate amount of
                    Realized Losses from the prior Distribution Date                                             $0.00

           (c)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent between 31 and 59 days
                           Number                                                                                  265
                           Aggregate Gross Amount                                                        $3,554,000.00

           (d)      The number of  Receivables  and the  aggregate  gross amount scheduled to be paid,  including  unearned finance and other charges, for which Obligors are delinquent 60 days or more
                           Number                                                                                   80
                           Aggregate Gross Amount                                                        $1,042,000.00

     8     Performance Triggers
           (a)      Delinquency Ratio                                                                            2.30%

           (b)      Average Delinquency Ratio                                                                    1.64%

           (c)      Cumulative Default Ratio                                                                     0.01%

           (d)      Cumulative Net Loss Ratio                                                                    0.00%

           (e)      Is a Portfolio Performance Test violation continuing?                                           No

           (f)      Has an Insurance Agreement Event of Default occurred?                                           No
CPS Auto Grantor Trust 1998-1
Statement to Certificateholders

Is there a Deficiency Claim Amount?                                                                                 NO
     Deficiency Claim Amount                                                                                      0.00

Inputs
     Gross Collection Proceeds:                                                                           5,508,878.84
     Lock Box NSF Items:                                                                                    (92,097.67)
     Transfers from (to) Payahead Account:                                                                    9,101.62
     Collection Account Interest                                                                             18,513.45
     Payahead Account Interest                                                                                  370.05
     Total Collection Proceeds:                                                                           5,444,766.29
     For Distribution Date:                                                                                    5/15/98
     For Determination Date:                                                                                    5/8/98
     For Collection Period:                                                                                       4/98

     Collateral Activity Information
           Principal
           Beginning Principal Balance                                                                  184,590,726.38
                                  Principal portion of payments collected (non-prepayments)                            1,840,044.63
                                  Prepayments in full allocable to principal                                             535,441.00
                           Collections allocable to principal                                             2,375,485.63
                           Partial prepayments relating to various contracts or policies                          0.00
                           Liquidation Proceeds allocable to principal                                        8,510.00
                           Purchase Amounts allocable to principal                                          139,197.12
                                                                                                  ---------------------
                    Total Principal                                                                       2,523,192.75

                    Realized Losses                                                                           6,616.30
                    Cram Down Losses                                                                              0.00

           Ending Principal Balance                                                                     182,060,917.33

           Interest
                           Collections allocable to interest                                              2,920,823.54
                           Liquidation Proceeds allocable to interest                                             0.00
                           Purchase Amounts allocable to interest                                                 0.00
                           Recoveries from Liquidated Receivables from prior periods                            750.00
                                                                                                  ---------------------
                    Total Interest                                                                        2,921,573.54

     Certificate Information
           Beginning of Period Class A Principal Balance                                                175,361,190.38
           Beginning of Period Class B Principal Balance                                                  9,229,536.00

     Miscellaneous Balances
           Beginning of Period Spread Account Balance                                                    10,970,996.72
           Additional Servicing Fee Amounts (late fees,prepayment charges, etc.)                             18,464.00
           Aggregate Payahead Balance                                                                        57,766.59
           Aggregate Payahead Balance for preceding Distribution Date                                        66,868.21
           Interest Earned on Payahead Balances                                                                 370.05
           Scheduled Payments due in Collection Period                                                    5,239,933.38
           Scheduled Payments collected in Collection Period                                              4,760,868.17
           Aggregate Amount of Realized Losses for preceding Distribution Date                                6,616.30

     Miscellaneous Current Expenses
           Trustee's out-of-pocket expenses                                                                     713.58
           Collateral Agent's expenses                                                                            0.00
           Transition Expenses to Standby Servicer                                                                0.00
           Transition Expenses to successor Servicer                                                              0.00
           Other Reimbursement Obligations to Certificate Insurer (non-Premium)                                   0.00

     Miscellaneous Unpaid Amounts from Prior Collection Periods
           Unpaid Standby Fee from prior Collection Periods                                                       0.00
           Unpaid Servicing Fee from prior Collection Periods                                                     0.00
           Unpaid Trustee Fee from prior Collection Periods                                                       0.00
           Unpaid Trustee's out-of-pocket expenses from prior Collection Periods                                  0.00
           Unpaid Collateral Agent  Fee from prior Collection Periods                                             0.00
           Unpaid Collateral Agent Expenses from prior Collection Periods                                         0.00

     Delinquency Information                                                                                        Aggregate Gross
                                                                                                                         Amount
                                                                                                    # of Receivables of Receivables

           31 - 59 days delinquent                                                                              265    3,554,000.00
           60+ days delinquent                                                                                   80    1,042,000.00

     Purchased Receivables                                                                                               Aggregate
                                                                                                                       Purchase Amt
                                                                                                    # of Receivables of Receivables

                                                                                                                 11      139,197.12

     Information for Portfolio Performance Tests
           Principal Balance of all  Receivables  delinquent more than 30 days as of the close of business on the last day of the
                    related Collection Period.                                                            4,596,000.00
           Principal Balance of all Receivables that became Purchased Receivables as of                     139,197.12
                    the close of business on the last day of the related Collection Period and that were delinquent 30 days or more.
           PrincipalBalance   of   all   Receivables   that   became   Defaulted
                    Receivables during the related Collection Period.                                             0.00

           Delinquency Ratio for second preceding Determination Date                                             0.98%
           Delinquency Ratio for third preceding Determination Date                                              0.00%

           Cumulative Defaults for preceding Determination Date                                              20,049.25

           Cumulative Net Losses for preceding Determination Date                                               736.31

           Is a Portfolio Performance Test violation continuing? (Y/N)                                               N
           Has an Insurance Agreement Event of Default occurred? (Y/N)                                               N

Calculations

     Total Distribution Amount
                           All collections on receivables (incl. amts from payahead, excl.
                           amounts deposited into payahead)                                               5,296,309.17
                           Liquidation Proceeds                                                               8,510.00
                           Recoveries                                                                           750.00
                           Purchase Amounts                                                                 139,197.12
                           Certificate Insurer Optional Deposit pursuant to Section 4.11(iii)                     0.00
                           Investment earnings from Collection Account                                            0.00
                           Investment earnings from Payahead Account                                              0.00
                                                                                                  ---------------------
           Total Distribution Amount                                                                      5,444,766.29

     Distributable Amount
           Principal Distributable Amount
                           Principal portion of payments collected (non-prepayments)                      1,840,044.63
                           Prepayments in full allocable to principal                                       535,441.00
                           Principal Balance of Liquidated Receivables                                       15,126.30
                           Purchase Amounts allocable to principal                                          139,197.12
                           Cram Down Losses                                                                       0.00
                                                                                                  ---------------------
                    Principal Distributable Amount                                                        2,529,809.05

           Class A Principal Distributable Amount
                    Principal Distributable Amount                                                        2,529,809.05
                    Times Class A Percentage (95%)                                                                 95%
                                                                                                  ---------------------
                                                                                                          2,403,318.60
                    Certificate Insurer Optional Deposit: Class A Prin Distributable Amt.                         0.00
                                                                                                  ---------------------
                    Class A Principal Distributable Amount                                                2,403,318.60

           Class A Interest Distributable Amount
                    Beginning of Period Principal Balance of the Certificates                           175,361,190.38
                    Multiplied by Certificate Pass-Through Rate                                                  6.00%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class A Interest Distributable Amount                                                   876,805.95

           Class B Principal Distributable Amount
                    Principal Distributable Amount                                                        2,529,809.05
                    Times Class B Percentage (5%)                                                                   5%
                                                                                                  ---------------------
                    Class B Principal Distributable Amount                                                  126,490.45

           Class B Coupon Interest Amount
                    Beginning of Period Principal Balance of the Certificates                             9,229,536.00
                    Multiplied by Certificate Pass-Through Rate                                                 10.25%
                    Multiplied by 30/360, or for the first Distribution Date, by 30/360                      0.0833333
                                                                                                  ---------------------
                    Class B Coupon Interest Amount                                                           78,835.62

           Class B Excess Interest Amount
                    Total Distribution Amount                                                             5,444,766.29
                    minus
                    Class A Principal and Interest Distributable Amount                                   3,280,124.55
                    Class A Interest Carrover Shortfall                                                           0.00
                    Class A Principal Carryover Shortfall                                                         0.00
                    Class B Coupon Interest                                                                  78,835.62
                    Class B Interest Carryover Shortfall                                                          0.00
                    Class B Principal Distributable Amount                                                  126,490.45
                    Class B Principal Carryover Shortfall                                                         0.00
                    Trustee distributions                                                                     2,251.84
                    Standby Servicer distributions                                                            3,845.64
                    Servicer distributions                                                                  326,115.21
                    Collateral Agent distributions                                                            1,538.26
                    Reimbursement Obligations                                                                59,093.94
                                                                                                  ---------------------
                                                                                                          1,566,470.78

Carryover Shortfalls from Prior Periods
Class B Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class B Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class B Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class B Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Principal Carryover Shortfall from previous period                                                        0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Class A Interest Carryover Shortfall from previous period                                                         0.00
Interest on Class A Interest Carryover Shortfall                                                                  0.00
                                                                                                  ---------------------
                                                                                                                  0.00

    Interest Carryover on Class A Interest Shortfall                                                              0.00
    Interest Earned                                                                                               0.00
                                                                                                  ---------------------
                                                                                                                  0.00

Calculations

     Distributions (Pursuant to Section 4.6(c) of the Pooling and Servicing Agreement):

                                                                       Use         Source         act distributed           Source
                                                                       ---         ------         ---------------           ------

(i)      Standby Fee                                                    3,845.64    5,444,766.29      3,845.64
         Servicing Fee (2.0%)                                         307,651.21    5,440,920.65    307,651.21                 0.00
         Additional Servicing Fee Amounts                              18,464.00    5,133,269.44     18,464.00                 0.00
          (late fees,prepayment charges, etc.)
         Unpaid Standby Fee from prior Collection Periods                   0.00    5,114,805.44          0.00
         Unpaid Servicing Fee from prior Collection Periods                 0.00    5,114,805.44          0.00
(ii)     Transition Expenses to Standby Servicer                            0.00    5,114,805.44          0.00
(iii)    Trustee Fee                                                    1,538.26    5,114,805.44      1,538.26
         Trustee's out-of-pocket expenses                                 713.58    5,113,267.18        713.58
         Unpaid Trustee Fee from prior Collection Periods                   0.00    5,112,553.60          0.00
         Unpaid Trustee's out-of-pocket expenses from prior                 0.00    5,112,553.60          0.00
          Collection Periods
(iv)     Collateral Agent Fee                                           1,538.26    5,112,553.60      1,538.26
         Collateral Agent Expenses                                          0.00    5,111,015.34          0.00
         Unpaid Collateral Agent  Fee from prior                            0.00    5,111,015.34          0.00
          Collection Periods
         Unpaid Collateral Agent Expenses from prior                        0.00    5,111,015.34          0.00
          Collection Periods
(v) (A)  Class A Interest Distributable Amount -                      876,805.95    5,111,015.34    876,805.95
          Current Month
         Prior Month(s) Class A Carryover Shortfall                         0.00    4,234,209.39          0.00
         Class A Interest Carryover Shortfall                               0.00    4,234,209.39          0.00
         Interest on Interest Carryover from Prior Months                   0.00    4,234,209.39          0.00
         Current Month Class A Interest Carryover Shortfall                 0.00    4,234,209.39          0.00
         Class A Interest Distributable Amount                        876,805.95    4,234,209.39    876,805.95
(viii)(A)Class B Coupon Interest - Unadjusted                          78,835.62    3,357,403.44     78,835.62
         Class B Interest Carryover Shortfall - Previous                    0.00    3,278,567.82          0.00
          Month(s)
         Interest on B Interest Shortfall - Previous Month(s)               0.00    3,278,567.82          0.00
         Interest on Interest Carryover from Prior Months                   0.00    3,278,567.82          0.00
         Current Month Class B Interest Shortfall                           0.00    3,278,567.82          0.00
         Adjusted Class B Interest Distributable Amount                78,835.62    3,278,567.82     78,835.62
(v) (B)  Class A Principal Distributable Amount -                   2,403,318.60    3,199,732.20  2,403,318.60
          Current Month
         Class A Principal Carryover Shortfall -                            0.00      796,413.60          0.00
          Previous Month(s)
         Current Month Class A Principal Shortfall                          0.00      796,413.60          0.00
         Withdrawl from Spread Account to Cover Shortfall                   0.00
         Class A Principal Distribution Amount                      2,403,318.60      796,413.60    796,413.60           638,129.10
(vi)     Certificate Insurer Premium                                   59,093.94            0.00          0.00
         Certificate Insurer Premium Supplement                             0.00            0.00          0.00
         Other Reimbursement Obligations to Certificate                     0.00            0.00          0.00
          Insurer
(vii)    Transition Expenses to successor Servicer                          0.00            0.00          0.00
         Class B Principal Distributable Amount - Current             126,490.45            0.00          0.00
          Month Unadjusted
         Class B Principal Carryover Shortfall - Previous                   0.00            0.00          0.00
          Month(s)
         Current Month Class B Principal Shortfall                          0.00            0.00          0.00
         Adjusted Class B Principal Distributable Amount              126,490.45            0.00          0.00
         Excess Interest (Shortage) Amount for Deposit              1,566,470.78            0.00          0.00
          to (withdrawl from) Spread Account                                                0.00         0.00

     Certificate Balance
           Class A Beginning of Period Principal Balance                                                175,361,190.38
                    Class A Principal Distributions                                                       2,403,318.60
           Class A End of Period Principal Balance                                                      172,957,871.78

           Class B Beginning of Period Principal Balance                                                  9,229,536.00
                    Class B Principal Distributable Amount                                                  126,490.45
           Class B End of Period Principal Balance BEFORE Spread Account Distributions                    9,103,045.55
                    Withdrawl from Spread Account to Cover B Shortfalls                                           0.00
           Class B End of Period Principal Balance AFTER Spread Account Distributions                     9,103,045.55

Class A Deficiency - Interest
     (i)   Total Distribution Amount Available                                                            5,444,766.29
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)A                   1,210,556.90
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v), there is a Deficiency Claim Amount                                NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,234,209.39

Class B Deficiency - Interest
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     4,234,209.39
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (vi) and (x)                      78,835.62
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
     (iv)  Interest on Prior month(s) carryover shortfalls                                                        0.00
     (v)   Interest on Interest of prior month(s) carryover shortfalls                                            0.00
           If (i) is less than sum of (ii) - (v) , there is a Class B Deficiency                                    NO
           Amount Remaining for Further Distribution/(Deficiency)                                         4,155,373.77

Class A Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    4,155,373.77
     (ii)  Current distribution amounts payable pursuant to Section 4.6(c) (i) and (v)B                   2,403,318.60
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           Withdrawl from Spread Account to Cover  Shortfall                                                      0.00
           If (i) is less than  sum of (ii) + (iii),  there is a  Deficiency  Claim  Amount                         NO
           Amount Remaining for Further Distribution/(Deficiency)                                         1,752,055.17

Other Distributions
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (i) thru (v)A                    1,752,055.17
     (vi)  Certificate Insurer Premium                                                                       59,093.94
     (v)   Certificate Insurer Premium Supplement                                                                 0.00
           Deficiency  Amount                                                                                     0.00
           Withdrawl  from  Spread  Account  to  Cover Deficiency                                                 0.00
           If (i) is less than (ii), there is a Deficiency Claim Amount                                             NO
           Amount  Remaining  for  Further  Distribution/(Deficiency)                                     1,692,961.23

Class B Deficiency - Principal
     (i)   Amounts available to make payments pursuant to Section 4.6(c) (vi) and (x)                     1,692,961.23
     (ii)  Amounts payable pursuant to Section 4.6(c) (vi) and (x)                                          126,490.45
     (iii) Prior month(s) carryover shortfalls                                                                    0.00
           If (i) is less than sum of (ii) + (iii),  there is a Deficiency Claim Amount                             NO
           Unadjusted     Amount     Remaining    for    Further Distribution/(Deficiency)                1,566,470.78
           Withdrawl from Spread Account to B PieceCover Shortfalls                                               0.00
           Adjusted Amount Remaining for Further Distribution/(Deficiency)                                1,566,470.78
Calculations
           Performance Measures
                    Calculation of Delinquency Ratio (Current Period)
                           Delinquency Amount
                                  Receivables more than 30 days delinquent                                4,596,000.00
                                  Purchased receivables more than 30 days delinquent                        139,197.12
                                                                                                  ---------------------
                                  Total                                                                   4,735,197.12

                           Aggregate Gross Principal  Balance as of the close of
                                  business on the last day of the
                                  Collection Period.                                                    205,832,193.13
                    Delinquency Ratio                                                                            2.30%

                    Calculation of Average Delinquency Ratio
                           Delinquency Ratio for most recent Determination Date                                  2.30%
                           Delinquency Ratio for second preceding Determination Date                             0.98%
                           Delinquency Ratio for third preceding Determination Date                              0.00%

                    Average Delinquency Ratio                                                                    1.64%        1.09%

                    Calculation of Cumulative Default Ratio
                           Default Amount
                                  Principal Balance of Previously Defaulted Receivables                      20,049.25
                                  Current Period Defaulted Receivables                                            0.00
                                                                                                  ---------------------
                                  Total                                                                      20,049.25

                                  Cumulative Defaulted Receivables                                           20,049.25
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Default Ratio                                                                     0.01%

                    Calculation of Cumulative Net Loss Ratio
                           Calculation of Net Liquidation Losses
                                  Principal Balance plus accrued and unpaid interest of
                                           Liquidated Receivables                                            15,126.30

                                  Cram Down Losses                                                                0.00
                                  Net Liquidation Proceeds                                                   (9,260.00)
                                                                                                  ---------------------
                                  Net Liquidation Losses                                                      5,866.30
                                  Cumulative Previous Net Losses                                                736.31
                                                                                                  ---------------------
                                  Cumulative Net Losses                                                       6,602.61
                                  Original Pool Balance                                                 186,954,818.61

                    Cumulative Net Loss Ratio                                                                    0.00%

Additional Pool Information:
           Weighted Average Original Term                                                                        57.10
           Weighted Average Remaining Term                                                                       54.10
           Weighted Average Annual Percentage Rate                                                              20.35%
     Spread Account
           Spread Account Cap
                           13.5% of Outstanding Certificate Balance                                                   24,578,223.84
                           18.5% of Outstanding Certificate Balance                                                   33,681,269.71
                           Is a Portfolio Performance Test violation continuing? (Y/N)                                           N
                           Has an Insurance Agreement Event of Default occurred? (Y/N)                                           N

                    Cap Amount                                                                           24,578,223.84

           Spread Account Floor
                           3% of the Initial Certificate Balance                                                       5,608,644.56
                           Outstanding Certificate Balance                                                           182,060,917.33
                           Minimum Floor                                                                                 100,000.00

                    Floor Amount                                                                          5,608,644.56

           Required Spread Account Amount                                                                24,578,223.84
           Beginning of Period Spread Account Balance                                                    10,970,996.72
           Spread Account Deposit (Withdrawal) from Current Distributions                                 1,566,470.78
           Transfer (to) from Cross-Collateralized Spread Accounts                                                0.00
           Allocations of cash releases from previous pools                                               1,540,849.65
           Required addition to/(eligible withdrawal from) Spread Account                                10,499,906.69
           Earnings on Spread Account Balance                                                                29,550.81
           Amount of Spread Account deposit (withdrawal)                                                          0.00
           Amount of Withdrawl Allocated to B Piece Shortfalls                                                    0.00
           Net Spread Account Withdrawl to Seller                                                                 0.00
           Ending Spread Account Balance                                                                 14,107,867.96


IN WITNESS WHEREOF, I, James L. Stock, a responsible officer of Consumer Portfolio
Services, Inc,. have executed this Servicer's Certificate as of the Determination Date set forth above.

                                           CONSUMER PORTFOLIO SERVICES, INC.

                                  By:
                                           -------------------------------------------------------

                                  Name:                        James L. Stock
                                           -------------------------------------------------------
                                  Title:                       Vice President
                                           -------------------------------------------------------


